     As filed with the Securities and Exchange Commission on April 30, 1998
                         File Nos. 33-74534 and 811-8314


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 8                                              [X]
                                       and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 9                                                             [X]


                                 --------------

                            SCHWAB ANNUITY PORTFOLIOS
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000

                             Tom D. Seip, President
                            Schwab Annuity Portfolios
             101 Montgomery Street, San Francisco, California 94104
                     (Name and Address of Agent for Service)

                          Copies of communications to:

Martin E. Lybecker, Esq.             Frances Cole, Esq.
Ropes & Gray                         Charles Schwab Investment Management, Inc.
1301 K Street, NW, Suite 800 East    101 Montgomery Street
Washington, D.C.  20005              San Francisco, CA  94104

It is proposed that this filing will become effective (check appropriate box):
         / / Immediately upon filing pursuant to paragraph (b)

         /X/ On April 30, 1998 pursuant to paragraph (b)

         / / 60 days after filing pursuant to paragraph (a)(1)

         / / On (date) pursuant to paragraph (a)(1)

         / / 75 days after filing pursuant to paragraph (a)(2)
         / / On (date) pursuant to paragraph (a)(2) of Rule 485 if appropriate, check the following box:
         / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A
                              CROSS REFERENCE SHEET
                                   PROSPECTUS

                            Schwab S&P 500 Portfolio
                  Schwab Asset Director - High Growth Portfolio

            PART A ITEM                                  PROSPECTUS CAPTION
1           Cover Page                                   Cover Page

2           Synopsis                                     Key Features of the Funds; Expenses

3           Condensed Financial Information              Financial Highlights

4           General Description of Registrant            Cover Page; Investment Objectives and Policies;
                                                         Investment Techniques; Organization and
                                                         Management of the Funds; General Information

5           Management of the Fund                       Organization and Management of the Funds

5A          Management's Discussion of Fund              How the Funds Report Performance
            Performance

6           Capital Stock and Other Securities           Cover Page; Investment Objectives and Policies;
                                                         Investment Techniques; Other Investment
                                                         Techniques; Important Information About the
                                                         Funds; General Information

7           Purchase of Securities Being Offered         Important Information About the Funds; Investing
                                                         in the Funds; Share Price Calculation

8           Redemption or Repurchase                     Investing in the Funds

9           Pending Legal Proceedings                    Inapplicable

                     SCHWAB MARKETTRACK GROWTH PORTFOLIO II



                            SCHWAB S&P 500 PORTFOLIO

                                ---------------


                           PROSPECTUS APRIL 30, 1998



The SCHWAB MARKETTRACK GROWTH PORTFOLIO II (the "Growth Fund"), formerly Schwab Asset Director -- High Growth Portfolio and the SCHWAB S&P 500 PORTFOLIO (THE "S&P 500 FUND") (together, the "Funds") are intended as investment vehicles for variable annuity contracts ("Contracts") and variable life insurance policies ("VLI Policies") to be offered by separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") and for pension and retirement plans qualified under the Internal Revenue Code of 1986, as amended (the "Plans"). The Growth Fund seeks to provide high capital growth with less volatility than an all stock portfolio. The S&P 500 Fund seeks to track the price and dividend performance (total return) of common stocks of U.S. companies as represented by the S&P 500 Index.



THIS PROSPECTUS PRESENTS IMPORTANT INFORMATION you should know before investing in either Fund. Please read it carefully and keep it for future reference. More detailed information about the Funds is in the Statement of Additional Information ("SAI") dated April 30, 1998 (as amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally considered part of this Prospectus even though it is not printed here). To receive a free copy of this Prospectus or SAI call the Annuity Service Center at Charles Schwab & Co., Inc. ("Schwab") at 800-838-0650, in New York State, call 800-838-0649.



                               TABLE OF CONTENTS



KEY FEATURES OF THE FUNDS...................................     2
EXPENSES....................................................     3
FINANCIAL HIGHLIGHTS........................................     4
INVESTMENT OBJECTIVES AND POLICIES..........................     5
INVESTMENT TECHNIQUES.......................................     7
OTHER INVESTMENT TECHNIQUES.................................     9
INVESTING IN THE FUNDS......................................    10
IMPORTANT INFORMATION ABOUT THE FUNDS.......................    11
     DIVIDENDS AND OTHER DISTRIBUTIONS......................    11
     FEDERAL INCOME TAX INFORMATION.........................    11
SHARE PRICE CALCULATION.....................................    11
HOW THE FUNDS REPORT PERFORMANCE............................    12
ORGANIZATION AND MANAGEMENT OF THE FUNDS....................    12
     OPERATING FEES AND EXPENSES............................    13
GENERAL INFORMATION.........................................    13


                                ---------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           KEY FEATURES OF THE FUNDS


Both Funds are designed to provide investors with exposure to the growth potential of the stock market and may be appropriate for investors who have a long-term investment horizon and want the growth potential of stock investments or asset allocation. In the past, common stocks have outperformed most other types of securities over time, but common stock prices can be volatile in the short-term. Market conditions or other company, political and economic news often can cause large changes in a stock's price. You should be comfortable with the volatility of investment in stocks and the risks of the stock market.



Both Funds are designed for long-term investors. Investors should not use the Funds to speculate on short-term market movements. Doing so can disrupt the investment strategy and operations. It also raises costs for other Fund investors. For more details on each Fund's investments and the risks associated with them, see "Investment Objectives and Policies" and "Investment Techniques."



The GROWTH FUND invests in a diversified mix of stocks, bonds, cash equivalents, either directly or through other mutual funds. It targets a mix of investments designed to provide exposure to the growth potential of the stock market with less volatility than an all stock portfolio.



Research shows that a significant impact on investment returns is due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or individual stock and bond selections. A study of the performance of pension portfolios indicated that over 90% of the performance was determined by asset mix.*

-------------------------

* Financial Analysts Journal; Brinson, Singer, Beebower; May -- June 1991.



The S&P 500 FUND seeks to track the price and dividend performance (total return) of common stocks of U.S. companies as represented by the Standard & Poor's Composite S&P 500 Index of 500 Stocks (the "S&P 500 Index") by investing primarily in the common stocks of companies composing the Index. The S&P 500 Index is a widely recognized, unmanaged index of the prices of 500 large company common stocks selected by Standard & Poor's. These stocks represent approximately 74% of the market value of all common stocks publicly traded in the United States, as measured by Wilshire 5000.*



MARKET PERFORMANCE. As of December 31, 1997, the major asset categories and sub-categories used by the Funds provided the following average annual returns:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
STOCKS
  Large company stocks (S&P 500 Index**)....................  33.34     31.12     20.24     18.04


  Small company stocks (Schwab Small Cap Index(R))..........  26.84     23.93     16.78     16.17


  International stocks (Schwab International Index(R))......   6.84     10.50        NA        NA
BONDS (Lehman Brothers Aggregate Bond Index***).............   9.68     10.42      7.48      9.18
CASH-EQUIVALENTS (3 Month Treasury Bills***)................   5.31      5.45      4.78      5.68


-------------------------

  * Source: Standard & Poor's, March 31, 1998.



 ** Source: Morningstar, Inc.



*** Source: Ibbotson Associates, Inc.



Total return figures assume reinvestment of all dividends paid by the securities in an index, but do not include any fees, such as those charged by a Fund, or any expenses, such as Separate Account or Contract charges. Total return figures also do not include taxes, brokerage fees or other expenses that you would pay if you were to directly invest in the securities of an index. Past performance is no guarantee of future results.



MANAGEMENT. Charles Schwab Investment Management, Inc. (the "Investment Manager"), 101 Montgomery Street, San Francisco, CA 94104, currently provides investment management services to 34 SchwabFunds(R), with assets in excess of $62 billion as of March 31, 1998. (See "Organization and Management of the Funds.")

PURCHASE, SALE AND AVAILABILITY OF SHARES OF THE FUNDS. You cannot buy or sell shares of the Funds directly, but you may nevertheless allocate account value under your Contract to and from the Funds in accordance with the terms of your Contract. Please refer to the appropriate Separate Account Prospectus for further information on how to make such allocations. (See "Investing in the Funds.")



SHAREHOLDER COMMUNICATIONS. A representative of the Schwab Annuity Service Center is available toll-free to assist you at 800-838-0650 or in New York State at 800-838-0649. (See "Investing in the Funds.")


EXPENSES


SHAREHOLDER TRANSACTION EXPENSES are fees and charges you may pay for buying or selling shares of a fund.



ANNUAL FUND OPERATING EXPENSES are fees and expenses paid directly by each Fund from its annual operating income and are factored into the dividends paid by the Funds. You do not pay any of these fees directly. These expenses cover services such as investment research, management of the Funds and the issuance of shareholder statements.



                                                          GROWTH FUND       S&P 500 FUND
                                                          -----------       ------------
Shareholder Transaction Expenses......................        None              None
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS)
Management Fee (after fee reduction)..................        0.00%             0.00%
12b-1 Fee.............................................        None              None
Other Expenses (after fee reduction)..................        0.75%             0.28%
                                                              ----              ----
TOTAL FUND OPERATING EXPENSES.........................        0.75%             0.28%



The Investment Manager and Schwab have voluntarily agreed to reduce total operating expenses (excluding interest, taxes and extraordinary expenses) of each Fund. If these reductions were not in effect, the management fee, other expenses and direct total operating expenses for the Growth Fund and the S&P 500 Fund, as a percentage of average daily net assets, would have been 0.74%, 1.25% and 1.99%; and 0.36%, 0.57% and 0.93% respectively.



THE GROWTH FUND'S INVESTMENTS WILL INCLUDE OTHER SCHWABFUNDS(R), WHICH CHARGE FEES AND INCUR OTHER EXPENSES. The Investment Manager and Schwab have voluntarily guaranteed that total expenses of the Growth Fund, including the expenses indirectly incurred through investment in underlying SchwabFunds, will not exceed 0.75% of its average daily net assets through at least February 28, 1999. Total expenses do not include interest, taxes and extraordinary expenses.



EXAMPLES. Based on the expenses in the table above, you would pay the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return and redemption at the end of each period.



                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
Growth Fund......................................    $8        $24        $42        $93
S&P 500 Fund.....................................    $3        $ 9        $16        $36



THESE ARE EXAMPLES ONLY AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES ARE MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE.

FINANCIAL HIGHLIGHTS


The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified reports are included in each Fund's Annual Report. The Funds' financial highlights, financial statements and reports of the auditor are incorporated by reference into the SAI. Free copies of the Funds' SAI and Annual Reports may be obtained by calling the telephone number on the cover page of this Prospectus.



                                                                      GROWTH FUND
                                                              ----------------------------
                                                               YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1997           1996**
                                                              ------------    ------------
Net asset value at beginning of period......................  $     10.42      $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................................         0.22(1)         0.04
  Net realized and unrealized gain on investments and
     foreign currency transactions..........................         2.33            0.38
                                                              -----------      ----------
  Total from investment operations..........................         2.55            0.42
LESS DISTRIBUTIONS
  Dividends from net investment income......................        (0.02)             --
  Distributions from realized gain on investments...........        (0.00)(2)          --
                                                              -----------      ----------
  Total distributions.......................................        (0.02)             --
                                                              -----------      ----------
Net asset value at end of period............................        12.95      $    10.42
                                                              -----------      ----------
TOTAL RETURN (not annualized)...............................        24.54%           4.20%
RATIO/SUPPLEMENTAL DATA
  Net assets, end of period.................................  $10,333,000      $5,384,091
  Ratio of expenses to average net assets++.................         0.75%           0.67%*
  Ratio of net investment income to average net assets......         1.98%           2.35%*
  Portfolio turnover rate...................................           81%              7%
  Average commission rate...................................  $    0.0328      $   0.0217


-------------------------

++ The information contained in the above table is based on actual expenses for the period, after giving effect to the portion of fees and expenses reduced and reimbursed by the Investment Manager and Schwab. Had these fees and expenses not been reduced and reimbursed, the Funds expense and net investment income ratios would have been:



Ratio of expenses to average net assets..............     1.99%        4.71%*
Ratio of net investment income to average net
  assets.............................................     0.74%       (1.69)%*



* Annualized



** For the period from November 1, 1996 (commencement of operations) to December 31, 1996.



(1) Per share information presented is based upon the average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.



(2) Amount does not round to a full penny.

                                                                      S&P 500 FUND
                                                              ----------------------------
                                                               YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1997          1996(1)
                                                              ------------    ------------
Net asset value at beginning of period......................  $     10.53      $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................................         0.09            0.03
  Net realized and unrealized gain on investments...........         3.33            0.50
                                                              -----------      ----------
  Total from investment operations..........................         3.42            0.53
LESS DISTRIBUTIONS
  Dividends from net investment income......................        (0.01)             --
                                                              -----------      ----------
  Total distributions.......................................        (0.01)             --
                                                              -----------      ----------
Net asset value at end of period............................  $     13.94      $    10.53
                                                              ===========      ==========
TOTAL RETURN (not annualized)...............................        32.46%           5.30%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period.................................  $37,056,143      $5,923,424
  Ratio of expenses to average net assets+..................         0.29%           0.33%*
  Ratio of net investment income to average net assets+.....         1.56%           2.16%*
  Portfolio turnover rate...................................            4%              0%
  Average commission rate...................................  $    0.0297      $   0.0256


-------------------------

+ The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced and reimbursed by the Investment Manager. Had these expenses not been reduced and reimbursed, the Fund's expense and net investment income ratios would have been:



Ratio of expenses to average net assets..........         0.93%         3.11%*
Ratio of net investment income to average net
  assets.........................................         0.92%        (0.62)%*



* Annualized



(1)For the period from November 1, 1996 (commencement of operations) to December 31, 1996.



                       INVESTMENT OBJECTIVES AND POLICIES


Each Fund's investment objective is fundamental and cannot be changed without shareholder approval. Each Fund's investment policies and techniques discussed below are non-fundamental, unless otherwise noted. The SAI contains a complete listing of each Fund's other fundamental policies and limitations. Except as noted, policies and limitations apply at the time of initial investment and later changes generally do not require a Fund to sell an investment. For more information regarding the Funds' investment policies and techniques read the "Investment Techniques" and "Other Investment Techniques" sections of the Prospectus and the Funds' SAI.


                                THE GROWTH FUND



The Growth Fund's investment objective is to provide high capital growth with less volatility than an all stock portfolio. The Growth Fund intends to achieve its investment objective by following an asset allocation strategy that will diversify its investments across major asset classes, such as stocks, bonds and cash. The Fund intends to use indexing strategies for selecting its investments within each major asset class and sub-class.



Asset-allocation Strategy is an investment strategy that allocates investments among a mix of different asset classes. The Fund intends to use this strategy to invest in a Target Mix in the following major asset classes: stocks, bonds and cash. The Fund also intends to invest according to a Target Mix in the following sub-classes of the equity asset class: international, small cap and large cap. Investments in each asset class and sub-class may deviate slightly from the Target Mix in order to minimize trading costs. The Fund's Target Mix is set out in the chart below.



                                                    TARGET MIX
                                                    ----------
STOCKS............................................      80%
  International...................................      20%
  Small Cap.......................................      20%
  Large Cap.......................................      40%
BONDS.............................................      15%
CASH-EQUIVALENTS..................................       5%



Indexing Strategy is a method of investment management that relies on an index to determine the investments of a fund, rather than the individual judgement of a portfolio manager. Of course, a portfolio manager of an index fund still uses his/her judgment, but not in the traditional sense of active investment management. By following indexing strategies, the Fund seeks to track the investment performance of the indexes corresponding to its asset classes and sub-classes. The indexes currently include the S&P 500 Index(R), Schwab Small-Cap Index(R) and Schwab International Index(R)for the stock asset allocations and the Lehman Brothers Aggregate Bond Index for the bond asset allocations and 3-Month Treasury bills for the cash asset allocations.



The Fund attempts to manage each asset class and sub-class so that its performance tracks that of its index. A perfect correlation is unlikely as the Fund incurs operating expenses unlike the indices. The Investment Manager will monitor the performance of the Fund against its indexes and will rebalance the Fund periodically to reduce tracking differential. The Investment Manager may adopt a different portfolio management style and may change indices without prior notice to shareholders.


                                THE S&P 500 FUND


The S&P 500 Fund's investment objective is to seek to track the price and dividend performance (total return) of common stocks of U.S. companies, as represented by the S&P 500 Index. The S&P 500 Fund seeks investment results that track, rather than beat, the total return of the S&P 500 Index. Thus, it does not "actively" choose investments in the same way as an actively managed stock fund. Actively managed funds choose investments based on economic, financial and market factors and investment judgment. In contrast, the S&P 500 Fund uses a "passive" or "indexing" strategy. It buys and sells stocks primarily to match the S&P 500 Index and for cash management purposes with respect to redemptions and purchases of Fund shares. Thus, the merits of any particular stock are not normally judged.



Under normal market conditions, the S&P 500 Fund invests at least 80% of its total assets in stocks in the S&P 500 Index. The S&P 500 Fund generally tries to match its stock holdings to those stocks' weightings in the S&P 500 Index. In extraordinary circumstances, the S&P 500 Fund may exclude a stock from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The S&P 500 Fund may purchase securities of companies with which it may be affiliated to the extent that these companies are represented in the S&P 500 Index.



Although the S&P 500 Fund focuses on stocks in the S&P 500 Index, it may buy and sell other equity securities and other types of instruments. It also buys and sells short-term debt securities for cash management purposes. In addition, it may use options and futures contracts to adjust its correlation to the S&P 500 Index.



The S&P 500 Fund typically will not track the performance of the S&P 500 Index perfectly. Fund costs, fees and expenses impair its correlation, as do the amounts and timing of cash inflows and outflows. Changes in the securities markets can also inhibit perfect tracking. Over the long term, the S&P 500 Fund will attempt to achieve a correlation of 0.9 or better between its performance and that of the S&P 500 Index. A figure of 1.0 would indicate perfect correlation. The Fund monitors its performance and the performance of the S&P 500

Index on a regular basis. In the unlikely event that the S&P 500 Fund cannot achieve a long-term correlation of 0.9 or better, the Board of Trustees will consider alternative arrangements.

                             INVESTMENT TECHNIQUES


                                THE GROWTH FUND



The Fund will invest in stocks, bonds and cash-equivalents, either directly or through other SchwabFunds(R) in varying proportions, according to the Fund's Target Mixes. The Fund seeks to reduce overall risk by diversifying investments among major asset classes and sub-classes. However, shareholders will be exposed to the risks associated with each particular asset, and diversification among asset categories will not necessarily protect the Fund against losses. The different types of funds and other securities in which the Fund and underlying SchwabFunds may invest are described below.



STOCK ALLOCATION. The Fund will diversify its stock (equity) investments among the various sub-classes (large company, small company, and international stocks). Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks represent an ownership, or equity interest, in a company. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short-term. Stock risk includes the possibility that stock prices will decline over the short-term or even over extended periods.



- LARGE COMPANY STOCKS. The Fund's large company stock allocation will be invested in all or a representative sample of the stocks which comprise the S&P 500 Index (or other similar index).



- SMALL COMPANY STOCKS. The Fund's small company stock allocation will be invested in all or a representative sample of stocks in the Schwab Small-Cap Index.(R) The Fund may also invest all or a portion of its entire small company stock allocation in the Schwab Small-Cap Index Fund(R). The Schwab Small-Cap Index contains stocks selected from a universe consisting of the second 1,000 largest U.S. operating corporations, as measured by market capitalization, and the Schwab Small-Cap Index Fund seeks to track this index. Small company stocks have historically been characterized by greater total returns, greater volatility of returns and lower dividend yields than large company stocks. Small-cap stocks can be more volatile as they are normally less liquid than the stocks of companies with medium and large capitalization, and there may be less publicly available information on small companies and their stocks.



- INTERNATIONAL STOCKS. The Fund's international stock allocation will be invested in all or a representative sample of stocks in the Schwab International Index(R). The Fund may also invest all or a portion of its entire international stock allocation in the Schwab International Index Fund(R). The Schwab International Index contains stocks selected from a universe consisting of 350 of the largest non-U.S. operating corporations, as measured by market capitalization, and the Schwab International Index Fund seeks to track this index. These international stocks are issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. The Fund may also invest up to 5% of its net assets in the stocks and bonds of issuers in developing countries. International investments pose special risk considerations. For example, international stocks are typically denominated in a foreign currency and their values will be affected by changes in currency exchange rates in addition to normal market fluctuations. In addition, foreign issuers are not subject to the same reporting requirements as domestic issuers, and certain information about a foreign issuer may not be available. Numerous economic factors and political instability could affect investments in foreign countries.



BOND ALLOCATION. Bond investments for the Fund will consist primarily of U.S. Government securities, highly rated corporate debt obligations with fixed or floating rates of interest, highly rated asset-backed securities, including mortgage-related securities, and repurchase agreements for these securities. The Fund may also invest a portion of its bond allocation in the Schwab Total Bond Market Index Fund, a fund that seeks to track an index of investment-grade debt securities with maturities greater than one year. The market values of bonds fluctuate due to changes in interest rates or in the ability of an issuer to meet its obligations. Generally, when interest rates fall, the values or prices of bonds rise; conversely, when interest rates rise, the values or prices of bonds fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Except under condition of default, changes in the value of a bond will not affect the income derived from it by the Fund, but will affect the value of the Fund.

U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes, bonds and stripped government securities. Not all obligations issued or guaranteed by U.S. Government agencies are backed by the full faith and credit of the United States. Asset-backed securities are secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables. The collateral backing asset-backed securities cannot be foreclosed upon. Mortgage-backed securities are securities collateralized by pools of mortgage loans and are assembled by various governmental agencies and organizations, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). When interest rates decline, there is an increased likelihood that the mortgages underlying a mortgage-backed security will be pre-paid, resulting in the loss of any unamortized premium paid for the securities and the probability of having to reinvest the proceeds at lower rates.

Highly-rated obligations and securities are rated in one of the four highest categories ("BBB" or better) by a nationally recognized statistical rating organization ("NRSRO") or considered to be investment-grade quality.


CASH-EQUIVALENT ALLOCATION. The Fund may invest in U.S. dollar-denominated short-term money market instruments determined to present moderate credit risk, including:


          1. Bank certificates of deposit, time deposits or bankers' acceptances of domestic banks (including their foreign branches), U.S. branches of foreign banks and foreign branches of foreign banks, that have capital, surplus and undivided profits in excess of $100 million.


          2. Commercial paper rated in one of the two highest rating categories by an NRSRO, or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.



          3. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.



          4. Repurchase agreements involving obligations that are suitable for investment under the categories set forth above.



OTHER INVESTMENTS. The Fund also may invest in assets not included in the above categories, but which are consistent with the Fund's investment objective. These may include real-estate and precious metal related investments and Depository Receipts. Each of these investments is limited to 5% of the Fund's net assets.


                                THE S&P 500 FUND


The Fund invests primarily in the common stocks of companies composing the S&P 500 Index. Common stocks represent an ownership, or equity interest, in a company. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short-term. Stock risk includes the possibility that stock prices will decline over the short-term or even over extended periods. Market conditions or other company, political and economic news often can cause large changes in a stock's price for the short term or long term. The securities of small companies are especially sensitive to these factors. The Fund seeks to reduce overall risk by diversifying investments among its stock holdings, including a wide range of industries. However, diversification will not necessarily protect the Fund against losses.



While the Fund tries to remain invested in stocks in the S&P 500 Index as fully as possible, it must manage cash flows resulting from the purchase and sale of Fund shares. Thus, the Fund also may invest in U.S. dollar-denominated short-term bonds and money market instruments, including U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances and repurchase agreements for these securities. The

Fund may buy commercial paper rated in one of the top two rating categories by an NRSRO or, if unrated, of comparable quality. The Fund also may buy and sell shares of other mutual funds to manage its cash flows.

                          OTHER INVESTMENT TECHNIQUES


ADJUSTING INVESTMENT EXPOSURE. Each of the Funds may use a variety of techniques in order to remain effectively fully invested or to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, or commodity prices, including entering into futures and options contacts, spot foreign currency exchange contracts, forward foreign currency exchange contracts and swap agreements, and selling securities short. Specifically, each Fund may enter into futures contracts and options provided that the aggregate deposits required on these contracts do not exceed 5% of each Fund's total assets. In addition, the Funds may not use futures contracts or options to leverage their portfolios. When the Funds invest in futures contracts, they will segregate cash or cash-equivalents in the amount of the underlying obligation. Other government regulations also limit the Funds' use of futures contracts and options. Each of the other techniques will be limited to 5% of each Fund's net assets. The Funds may sell securities short if, at the time of the short sale, the Fund owns or has the right to own securities equivalent in kind and amount to the securities sold short at no additional cost.


These techniques pose certain risks. The primary risks include imperfect correlations between the change in market value of the securities held by a Fund and the price of a contract or agreement and possible lack of a liquid secondary market for a contract or agreement. If the Fund judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as agreed on a national exchange with an active and liquid secondary market. The risk of loss in some strategies can be substantial, due to the low margin deposits required or small investment of cash and the relative magnitude of risk assumed. As a result, a relatively small price movement in a futures contract or agreement may result in an immediate and substantial loss (or gain) to the investor.


ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, the Funds will not pay for such securities or start earning interest on them until the Fund receives them. Securities purchased on a when-issued or delayed delivery basis are recorded as assets. During the period between the agreement date and the settlement date, the value of such securities may change as the prices of securities in the stock market increase or decrease, or as interest rates change. Default by the other party to the agreement may result in a loss to a Fund.



REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of a bankruptcy or other default of a repurchase agreement counterparty, the Fund may incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.



BORROWING POLICY. The Funds may not borrow money except for temporary purposes to meet redemption requests that could not otherwise be met without immediately selling portfolio securities. The Funds may borrow an amount up to one-third of the value of the Fund's total assets and may pledge up to 33 1/3% of the Fund's net assets to secure such borrowings. The Funds may not borrow for leverage purposes. The Funds' borrowing and pledging policies, as set forth in the SAI, are fundamental. Borrowing money may cause greater fluctuations in a Fund's share price.

SECURITIES LENDING. Pursuant to fundamental policies set forth in the SAI, the Funds may lend up to 33 1/3% of their portfolio securities to broker-dealers as a means of increasing income. These loans must be fully collateralized at all times. As with any collateralized loan, there are risks of delay in recovery or even losses of rights in the assets loaned should the borrower fail financially.


                             INVESTING IN THE FUNDS


                           BUYING AND SELLING SHARES


Shares of the Funds are currently sold on a continuous, no-load basis to the Separate Accounts of Participating Insurance Companies to fund benefits under Contracts issued by the Participating Insurance Companies. Great West Life & Annuity Insurance company, a participating Insurance Company, through its Separate Account may be deemed to beneficially own more than 25% of the shares of each Fund, and, as a result, may be deemed to be a controlling person of each Fund.

Although shares of the Funds are not available for purchase directly by the general public, you may nevertheless allocate account value under your Contract to and from the Funds in accordance with the terms of your Contract. Please refer to the appropriate Separate Account Prospectus for further information on how to make an allocation and how to purchase or surrender your Contract.

The Funds reserve the right, in their sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until confirmed or accepted in writing.

The Funds may suspend redemption rights or postpone payments any time when trading on the New York Stock Exchange (the "Exchange") is restricted; or the Exchange is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist or for any other circumstances as the SEC may permit.

Shares of the Funds are expected to be offered on a continuous, no-load basis to affiliated and unaffiliated Participating Insurance Companies and their Separate Accounts to fund benefits under Contracts and VLI Policies as well as to Plans. The relationships of Plans and Plan participants to the Funds would be subject, in part, to the provisions of the individual Plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for Separate Accounts and Contract owners in such areas, for example, as tax matters and voting privileges.

The Funds do not foresee any disadvantage to Contract or VLI Policy owners or Plan participants arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of Contracts and VLI Policies (and the interests of any Plan participants) to conflict. For example, violation of the federal tax laws by one Separate Account investing in the Funds could cause the Contracts funded through another Separate Account to lose their tax-deferred status, unless remedial action were taken. At the same time, if these arrangements are implemented, the Funds, the Participating Insurance Companies, and any Plans investing in the Funds would be subject to conditions imposed by the SEC that are designated to prevent or remedy any such conflicts. These conditions would require the Board of Trustees to monitor events in order to identify the existence of any material, irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken in response to any such conflict. If a material, irreconcilable conflict arises involving Separate Accounts or Plans, a Separate Account or Plan may be required to withdraw its participation in either Fund.

Shares of the Funds are sold at net asset value per share ("NAV") next determined after receipt by the Funds or its designee of purchase requests in proper form.

Shares will be redeemed at NAV next determined after receipt by the Funds of proper redemption instructions, as set forth below. Redemption proceeds will normally be wired to a Participating Insurance Company on the next Business Day after receipt of the redemption instructions by the Funds but in no event later than 7-days following receipt of instructions.

Please refer to the appropriate Separate Account Prospectus for information on how to allocate Contract values to or withdraw Contract values from a Fund.

                     IMPORTANT INFORMATION ABOUT THE FUNDS


                       DIVIDENDS AND OTHER DISTRIBUTIONS


Each of the Funds will distribute substantially all of its net investment income and capital gains, if any, to the Participating Insurance Company Separate Accounts each year in December. Distributions are normally paid or reinvested pursuant to elections by Separate Accounts.


                         FEDERAL INCOME TAX INFORMATION


Each Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such, and intends to continue to so qualify. In order to so qualify, the Funds will distribute on a current basis substantially all of their investment company taxable income and their net capital gains (if any) on an annual basis and will meet certain other requirements. Such qualification relieves each Fund of liability for federal income taxes to the extent each Fund's earnings are distributed. Income received by either Fund from sources within certain foreign countries, however, may be subject to foreign taxes withheld at the source.

Internal Revenue Service regulations applicable to Separate Accounts generally require that portfolios that serve as the funding vehicles for Separate Accounts invest no more than 55% of the value of their total assets in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Alternatively, a portfolio will be treated as meeting these requirements for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies (see "Federal Income Taxes" in the SAI) and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. The Funds intend to meet these requirements. Internal Revenue Service regulations also limit the types of investors that may invest in such a portfolio. The Funds intend to meet this limitation by offering shares only to Participating Insurance Companies and their Separate Accounts in connection with the purchase of Contracts and VLI Policies and to Plans.

For more information regarding the federal income tax consequences of investing in the Funds, see "Federal Income Taxes" in the SAI. For information concerning the tax consequences of Contract ownership, Contract owners should consult the appropriate Separate Account Prospectus.

                            SHARE PRICE CALCULATION

The price of a share on any given day is its NAV. This figure is computed by taking each Fund's total assets, subtracting any liabilities and dividing the resulting amount by the number of that Fund's outstanding shares. NAV of each Fund is determined on each day the Exchange is open for business as of the close of normal business (generally 4:00 p.m. Eastern time). Purchase and redemption orders from Separate Accounts investing in a Fund that are received and accepted by a Participating Insurance Company, as the Fund's designee, by 4:00 p.m. Eastern time will generally be computed at each Fund's NAV determined on that day.

The Funds value their portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values to each Fund's assets in good faith under Board of Trustees guidelines. The Board of Trustees regularly reviews these values.

                        HOW THE FUNDS REPORT PERFORMANCE

From time to time the Funds may advertise their total return and yield. These figures reflect past results and are not intended to predict future performance. A Fund may compare its performance to the performance of the Index, other indices or a combination of indices.


TOTAL RETURN is the change in value of an investment in a Fund over a given period assuming reinvestment of any dividends. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.



YIELD refers to the income generated by an investment in a Fund over a given period. It is expressed as an annualized percentage rate. Each Fund calculates yields according to an SEC standard for all stock and bond portfolios. Because this differs from other accounting methods, the Funds may quote a yield not equal to the income actually paid out by the Funds.


Performance information quoted for each Fund includes the effect of deducting the Fund's expenses but may not include charges and expenses attributable to a particular Contract. You cannot purchase shares of the Funds directly, but you may allocate account value under your Contract to and from the Fund in accordance with the terms of your Contract. You should carefully review the appropriate Separate Account Prospectus for information on charges and expenses relevant to your Contract. Excluding these charges from quotations of a Fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the Funds' performance to those of other mutual funds.

Additional performance information about the Fund is available in its Annual Report. To request a free copy, call the Annuity Service Center at 800-838-0650 (800-838-0649 in New York State).

                    ORGANIZATION AND MANAGEMENT OF THE FUNDS


GENERAL OVERSIGHT OF THE FUNDS. The Board of Trustees and officers meet regularly to review each Fund's investments, performance, expenses and other business affairs.



THE INVESTMENT MANAGER. The Investment Manager manages each Fund's business affairs. Its actions are subject to the authority of the Board of Trustees and officers of the Trust. The Investment Manager also manages each Fund's investments. It places all orders for each Fund's securities transactions. The Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the Schwab mutual fund complex, which as of March 31, 1998 had aggregate net assets in excess of $62 billion.



Geri Hom is Vice President of the Investment Manager and Senior Portfolio Manager for the S&P 500 Fund and for the equity portions of the Growth Fund. She joined Schwab in March 1995 as Fund Manager -- Equities and currently manages the 5 Schwab index funds and the equity portions of the 4 Schwab MarketTrack Portfolios(R) with combined assets of over $8.4 billion. For 4 years before joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the prior 7 years, she was Vice President and Manager of the Domestic Equity Fund Management Group for Wells Fargo Nikko.



Kimon Daifotis is Vice President and Senior Portfolio Manager. He joined Schwab in October 1997 and is responsible for the day-to-day management of the bond and cash assets portions of the 3 Schwab MarketTrack Portfolios. For five years prior to joining Schwab, he was employed by Lehman Brothers, most recently, as Vice President in fixed income institutional sales and, prior to that, Senior Portfolio Strategist. He is a Chartered Financial Analyst and graduated with a Masters in Business Administration from the University of Chicago. He received his Bachelor of Arts Degree in Economics from Claremont McKenna College.


Stephen B. Ward, Senior Vice President and Chief Investment Officer, has overall responsibility for the overall operations of the Funds. He joined Schwab as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining Schwab, he was Vice President and Portfolio Manager at Federated Investors. He holds an M.B.A. form the Wharton School and a B.A. in economics from Virginia Tech. He has been a chartered financial analyst since 1985.



TRANSFER AGENT AND SHAREHOLDER SERVICES. Schwab, 101 Montgomery Street, San Francisco, California 94104, serves as shareholder services agent, transfer agent and distributor for the Funds. Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 4.8 million active customer accounts and has over 271 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly owned subsidiary of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.


                          OPERATING FEES AND EXPENSES

The Investment Manager provides investment management services under the terms of its Investment Advisory and Administration Agreement with the Trust. For these services, it is entitled to a graduated annual fee payable monthly from each Fund.


For the period ended December 31, 1997, the Growth Fund and S&P 500 Fund paid management fees and total operating expenses of 0.00% and 0.75%, and 0.00% and 0.29% of average daily net assets, respectively.


Schwab serves as the distributor for the Funds but receives no compensation for this service.


OTHER EXPENSES. The Trust pays the expenses of each Fund's operations. These expenses include the fees and expenses for independent accountants, legal counsel and custodians; the costs of maintaining books and records of account; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. The Funds seek to keep transaction costs and other expenses low. These expenses will generally be allocated among the Trust's portfolios on the basis of relative net assets at the time the expense is incurred. However, such expenses directly attributable to a particular Fund will be charged to that Fund.



FUND BROKERAGE. When placing orders for each Fund's securities transactions, the Investment Manager exercises its judgment to obtain the best price and execution. It considers the full range and quality of brokerage services available in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab or other qualified affiliated brokers or dealers to execute each Fund's transactions. To do so, it must reasonably believe that commissions or prices paid to and transaction quality received from Schwab or other qualified affiliated brokers or dealers will be at least comparable to those available from qualified non-affiliated brokers or dealers.



SCHWABFUNDS.(R) The Growth Fund may invest a portion of its assets in SchwabFunds, which charge underlying fees and expenses. These costs are not included in the Growth Fund's management fees, shareholder services and transfer agency fees, or other expenses. These expenses, like those of the Growth Fund, are factored into the price of the underlying mutual fund's shares and into its dividends. Although you are not charged any of these fees directly, you still bear the expenses of an investment in the underlying mutual funds, in addition to the expenses of your investment in the Growth Fund.


                              GENERAL INFORMATION


Schwab Annuity Portfolios (the "Trust") is an open-end management investment company organized as a business trust under the laws of Massachusetts on January 21, 1994 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, three Series are offered: the Schwab MarketTrack Growth Portfolio, the Schwab S&P 500 Portfolio and the

Schwab Money Market Portfolio. The Board of Trustees may authorize the issuance of shares of additional Series, if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation.


SHAREHOLDER MEETINGS AND VOTING RIGHTS. The Trust is not required to hold annual shareholders' meetings. It will, however, hold special meetings as the Board of Trustees requires or deems desirable for purposes such as changing a Fund's fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called by the written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust. The Funds acknowledge that the voting rights held by Participating Insurance Companies and their Separate Accounts will be passed through to Contract owners.


Contract owners will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of Trustees.


S&P 500 LICENSE. The S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the S&P 500 Fund. S&P has no obligation to take the needs of the S&P 500 Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of S&P 500 Fund shares, the timing of the issuance or sale of S&P 500 shares or in the determination or calculation of the equation by which the S&P 500 Fund's share are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Fund's shares.



S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Fund, its shareholders or any other person or equity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                                     PART A
                              CROSS REFERENCE SHEET
                                   PROSPECTUS

                          Schwab Money Market Portfolio


            PART A ITEM                                  PROSPECTUS CAPTION
1           Cover Page                                   Cover Page

2           Synopsis                                     Key Features of the Funds; Expenses

3           Condensed Financial Information              Financial Highlights

4           General Description of Registrant            Cover Page; Investment Objectives and Policies;
                                                         Investment Techniques; Organization and
                                                         Management of the Funds; General Information

5           Management of the Fund                       Organization and Management of the Funds

5A          Management's Discussion of Fund              How the Funds Report Performance
            Performance

6           Capital Stock and Other Securities           Cover Page; Investment Objectives and Policies;
                                                         Investment Techniques; Important Information
                                                         About the Funds; General Information

7           Purchase of Securities Being Offered         Important Information About the Funds; Investing
                                                         in the Funds; Share Price Calculation

8           Redemption or Repurchase                     Investing in the Funds

9           Pending Legal Proceedings                    Inapplicable

                         SCHWAB MONEY MARKET PORTFOLIO
                                ---------------


                           PROSPECTUS APRIL 30, 1998


The SCHWAB MONEY MARKET PORTFOLIO (the "Fund") is intended as an investment vehicle for variable annuity contracts ("Contracts") and variable life insurance policies ("VLI Policies") to be offered by separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") and for pension and retirement plans qualified under the Internal Revenue Code of 1986, as amended (the "Plans"). The Fund's investment objective is to provide maximum current income consistent with liquidity and stability of capital.


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO GUARANTEE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE ("NAV") OF $1.00.



                               TABLE OF CONTENTS



KEY FEATURES OF THE FUND....................................    2
EXPENSES....................................................    2
FINANCIAL HIGHLIGHTS........................................    3
INVESTMENT OBJECTIVE AND POLICIES...........................    4
INVESTMENT TECHNIQUES.......................................    5
INVESTING IN THE FUND.......................................    6
IMPORTANT INFORMATION ABOUT THE FUND........................    7
     DIVIDENDS AND OTHER DISTRIBUTIONS......................    7
     FEDERAL INCOME TAX INFORMATION.........................    7
SHARE PRICE CALCULATION.....................................    7
HOW THE FUND REPORTS PERFORMANCE............................    8
ORGANIZATION AND MANAGEMENT OF THE FUND.....................    8
     OPERATING FEES AND EXPENSES............................    9
GENERAL INFORMATION.........................................    9



THIS PROSPECTUS PRESENTS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ IT AND KEEP IT FOR FUTURE REFERENCE. More detailed information about the Fund is in the Statement of Additional Information ("SAI") dated April 30, 1998 (as amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally considered part of this Prospectus even though it is not printed here). To receive a free copy of this Prospectus or SAI call the Annuity Service Center at Charles Schwab & Co., Inc. ("Schwab") at 800-838-0650, or in New York State, call 800-838-0649.

                                ---------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            KEY FEATURES OF THE FUND


The Fund seeks maximum current income consistent with liquidity and stability of capital by investing in money market securities. The Fund seeks to maintain a stable NAV of $1.00, although there is no assurance that it will be able to do so. (See "Investment Objective and Policies.")



MANAGEMENT. Charles Schwab Investment Management, Inc. (the "Investment Manager") currently provides investment management services to 34 mutual funds, including the Fund, with over $62 billion in assets as of March 31, 1998. (See "Organization and Management of the Fund.")



PURCHASE, SALE AND AVAILABILITY OF SHARES OF THE FUND. You cannot buy or sell Fund shares directly, but you may allocate account value under your Contract to and from the Fund in accordance with the terms of your Contract. Please refer to the appropriate Separate Account Prospectus for further information on how to make such allocations. (See "Investing in the Fund.")



SHAREHOLDER COMMUNICATIONS. A representative of the Schwab Annuity Service Center is available toll-free to assist you at 800-838-0650 (800-838-0649 in New York State). (See "Investing in Shares of the Fund.")


EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are fees and charges you may pay for buying or selling shares of a fund.

ANNUAL FUND OPERATING EXPENSES are fees and expenses paid directly by a Fund from its annual operating income and are factored into the dividends paid by the Fund. You do not pay any of these fees directly. These expenses cover services such as investment research, management of the Fund and the issuance of shareholder statements.


Shareholder transaction Expenses............................    None
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY
  NET ASSETS):
Management Fee (after fee reduction)........................    0.25%
12b-1 Fee...................................................    None
Other Expenses..............................................    0.25%
                                                              ------
TOTAL FUND OPERATING EXPENSES...............................    0.50%



EXAMPLES. Based on the expenses in the table above, you would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return and redemption at the end of each period.



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $ 5       $16       $28       $63


THESE ARE EXAMPLES ONLY AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE.


The Investment Manager and Schwab have guaranteed that, through April 30, 1999, total fund operating expenses (excluding interest, taxes, and extraordinary expenses) will not exceed 0.50% of average daily net assets of the Fund. Without this guarantee, management fees, other expenses and total fund operating expenses would have been 0.46%, 0.25% and 0.71% of average daily net assets of the Fund, respectively. The effect of this voluntary expense limitation is to maintain or increase the Fund's total return to shareholders.

FINANCIAL HIGHLIGHTS


The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified reports are included in the Fund's Annual Report. The Fund's financial highlights, financial statements and reports of the auditor are incorporated by reference into the SAI. Free copies of the fund's SAI and Annual Report may be obtained by calling the telephone number on the cover page of this Prospectus.



                                                 YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                        -----------------------------------------    DECEMBER 31,
                                           1997           1996           1995          1994(1)
                                        -----------    -----------    -----------    ------------
Net asset value at beginning of
  period..............................  $      1.00    $      1.00    $      1.00     $     1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...............         0.05           0.05           0.05           0.03
  Net realized and unrealized gain on
     investments(2)...................           --             --             --             --
                                        -----------    -----------    -----------     ----------
  Total from investment operations....         0.05           0.05           0.05           0.03
LESS DISTRIBUTIONS
  Dividends from net investment
     income...........................        (0.05)         (0.05)         (0.05)         (0.03)
                                        -----------    -----------    -----------     ----------
  Total distributions.................        (0.05)         (0.05)         (0.05)         (0.03)
                                        -----------    -----------    -----------     ----------
Net asset value at end of period......  $      1.00    $      1.00    $      1.00     $     1.00
                                        ===========    ===========    ===========     ==========
TOTAL RETURN (not annualized).........         5.12%          4.98%          5.26%          2.55%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period...........  $47,967,612    $27,430,633    $16,912,432     $7,409,454
  Ratio of expenses to average net
     assets+..........................         0.50%          0.50%          0.50%          0.50%*
  Ratio of net investment income to
     average net assets+..............         5.01%          4.87%          5.17%          4.16%*


-------------------------

+ The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager. Had these expenses not been reduced, the Fund's expense and net investment income ratios would have been:



Ratio of expenses to average net assets.........  0.71%   0.95%   1.02%   2.10%*
Ratio of net investment income to average net
  assets........................................  4.80%   4.42%   4.65%   2.56%*



(1) For the period from May 3, 1994 (commencement of operations) to December 31, 1994.



(2) Amount does not round to a full penny.



* Annualized

                       INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide maximum current income consistent with liquidity and stability of capital. The investment objective is fundamental and cannot be changed without shareholder approval. The Fund's investment policies and techniques discussed below are non-fundamental, unless otherwise noted. The SAI contains a complete listing of the Fund's other fundamental policies and limitations. Except as noted, policies and limitations apply at the time of initial investment and later changes do not generally require a Fund to sell an investment. For more information regarding the Fund's investment policies and techniques, read the "Investment Techniques" section of the Prospectus and the Fund's SAI.

The Fund pursues its objective by investing in high-quality, short-term U.S. dollar-denominated money market securities, including U.S. or Canadian Government securities, their agencies and instrumentalities, and repurchase agreements for these securities. Securities are high-quality if rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the security, or, if unrated, determined to be of comparable quality by the Investment Manager.


MONEY MARKET SECURITIES. Money market securities are short-term debt securities issued by banks (foreign and domestic), corporations, and other institutions and include certificates of deposit, time deposits, notes, bankers' acceptances, and commercial paper, including asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.



U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities, like U.S. Treasury securities which are issued by the U.S. Treasury, are backed by the full faith and credit of the U.S. Government. Some U.S. Government securities are supported by a line of credit that the agency or instrumentality has with the U.S. Treasury, although there is no guarantee that the support will be provided to the agency or instrumentality. Other U.S. Government securities are supported only by the credit of the agency or instrumentality issuing the security. Short-term U.S. Government securities are generally considered to be among the safest investments, but there is no guarantee against loss of principal or interest for an investor.



FOREIGN SECURITIES. Investments in securities of foreign issuers or securities traded principally overseas may involve certain special risks due to foreign economic, political and legal developments. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. To the extent the Fund purchases Eurodollar certificates of deposit and other similar obligations, consideration will be given to the fact that these issuers may not be subject to the same regulatory requirements as U.S. issuers, including U.S. banks. In addition, the fund may invest in obligations of U.S. branches of foreign banks and foreign branches of foreign banks having capital, surplus and undivided profits in excess of $100 million.



RESTRICTED SECURITIES. The Fund may invest in commercial paper that is exempt from registration pursuant to federal securities regulations. The disposition of these securities is subject to restrictions and such an investment could effect the fund's liquidity. Pursuant to a fundamental policy set forth in the SAI, the Fund will not invest more than 10% of net assets in illiquid securities, including restricted securities, time deposits and repurchase agreements maturing in more than 7 days.

MATURITY. Short-term securities are deemed to mature in 397 days or less in accordance with federal securities regulations or securities that have a variable rate of interest readjusted no less frequently than every 397 days.


                             INVESTMENT TECHNIQUES


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Fund generally will not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rates changes. The Fund will not invest more than 25% of its total assets in when-issued or delayed delivery securities. The Fund will not purchase such securities for speculative purposes and will expect to actually acquire the securities when purchased. However, the Fund reserves the right to sell any such securities before their settlement dates.



REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year. If the seller of a repurchase agreement becomes bankrupt or otherwise defaults, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The Fund will enter into repurchase agreements only with banks and institutions deemed creditworthy by the Investment Manager.



VARIABLE AND FLOATING RATE SECURITIES. The Fund may invest in instruments having rates of interest that are adjusted periodically, or which "float" continuously according to formulas intended to minimize any fluctuation in the values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury bill rate or the rate of return on commercial paper or bank certificates of deposit. As interest rates decrease or increase, Variable Rate Securities experience less appreciation or depreciation than fixed rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost, or the principal amount thereof plus accrued interest.



CREDIT AND LIQUIDITY SUPPORTS. These enhancements may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, standby bond purchase agreements and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to the Fund, and affect its share price.



PUTS. These are agreements, sometimes called demand features or guarantees, that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When the Fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.



SECURITIES LENDING. To increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions that borrow securities. Pursuant to a fundamental policy set forth in the SAI, no more than one-third of the Fund's total assets may be represented by loaned securities. These loans will be fully collateralized by cash, letters of credit or U.S. Government securities equal at all times to 100% of the loaned securities' market value plus accrued interest. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially.



BORROWING POLICY. Pursuant to a fundamental policy set forth in the SAI, the Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests. Any borrowings under this provision will not be collateralized. The Fund will not borrow for leverage purposes.


DIVERSIFICATION. This investment technique involves investing in a wide range of securities, and thereby spreading and reducing the risks of investment.



CONCENTRATION. Concentrating investments means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases the Fund's investment exposure. For example, the automotive industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may affect the sale of automobiles, and impact the value of the industry's securities.



Restriction: The Fund will not concentrate in any one industry or group of industries. This policy does not apply to certificates of deposit and banker's acceptances or to U.S. Government securities. This policy may be changed only by shareholders.


                             INVESTING IN THE FUND

Fund shares are currently offered on a continuous, no-load basis to the Separate Accounts of Participating Insurance Companies to fund benefits under Contracts issued by the Participating Insurance Companies. Transamerica Occidental Life Insurance Company and Great West Life & Annuity Insurance Company, Participating Insurance Companies, through their respective Separate Accounts, may be deemed to beneficially own more than 25% of the shares of the Fund and, as a result, each may be deemed to be a controlling person of the Fund. Shares of the Fund will not be available to fund benefits under Contracts issued on or after May 1, 1997 by Transamerica Occidental Life Insurance Company and First Transamerica Life Insurance Company. However, shares of the Fund will continue to be made available for additional purchases or transfers under Contracts in effect on that date.

Although Fund shares are not available for purchase directly by the general public, you may nevertheless allocate account value under your Contract to and from the Fund in accordance with the terms of your Contract. Please refer to the appropriate Separate Account Prospectus for further information on how to make an allocation and how to purchase or surrender your Contract.

The Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase Fund shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

The Fund may suspend redemption rights or postpone payments at times when trading on the Exchange is restricted, the Exchange is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist or for such other circumstances as the SEC may permit.

In the future, Fund shares are expected to be offered on a continuous, no-load basis to affiliated and unaffiliated Participating Insurance Companies and their Separate Accounts to fund benefits under Contracts and VLI Policies as well as to Plans. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual Plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for Separate Accounts and Contract owners in such areas, for example, as tax matters and voting privileges.

The Fund does not foresee any disadvantage to Contract or VLI Policy owners or Plan participants arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of Contracts and VLI Policies (and the interests of any Plan participants) to conflict. For example, violation of the federal tax laws by one Separate Account investing in the Fund could cause the Contracts funded through another Separate Account to lose their tax-deferred status, unless remedial action were taken. At the same time, if these arrangements are implemented, the Fund, the Participating Insurance Companies, and any Plan investing in the Fund would be subject to conditions imposed by the SEC that are designated to prevent or remedy any such conflicts. These conditions would require the Board of Trustees to monitor events in order to identify the existence of any material irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken in response to any such conflict. If a material irreconcilable conflict arises involving Separate Accounts or Plans, a Separate Account or Plan may be required to withdraw its participation in the Fund.

Shares of the fund are sold at net asset value per share ("NAV") next determined after receipt by the Fund or its designee of purchase requests in proper form.

Shares will be redeemed at NAV next determined after receipt by the Funds of proper redemption instructions, as set forth below. Redemption proceeds will normally be wired to a Participating Insurance Company on the next Business Day after receipt of the redemption instructions by the Fund but in no event later than 7-days following receipt of instructions.

Please refer to the appropriate Separate Account Prospectus for information on how to allocate Contract values to or withdraw Contract values from the Fund.

                      IMPORTANT INFORMATION ABOUT THE FUND


                       DIVIDENDS AND OTHER DISTRIBUTIONS



The Fund declares dividends daily to the Participating Insurance Company Separate Accounts. Distributions are normally paid or reinvested, pursuant to elections by Separate Accounts, on the 25th of each month, if a business day, otherwise on the next business day, with the exception of the dividend paid or reinvested in December, which is scheduled to be paid or reinvested on the last business day in December.


                         FEDERAL INCOME TAX INFORMATION

The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such and intends to continue to so qualify. In order to so qualify, the Fund will distribute on a current basis substantially all of its investment company taxable income and net capital gains (if any) on an annual basis and will meet certain other requirements. Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed.

Internal Revenue Service regulations applicable to Separate Accounts generally require that portfolios that serve as the funding vehicles for Separate Accounts invest no more than 55% of the value of their total assets in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Alternatively, a portfolio will be treated as meeting these requirements for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies (see "Federal Income Taxes" in the SAI) and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. The Fund intends to meet these requirements. Internal Revenue Service regulations also limit the types of investors that may invest in such a portfolio. The Fund intends to meet this limitation by offering shares only to Participating Insurance Companies and their Separate Accounts in connection with the purchase of Contracts and VLI Policies and to Plans.

For more information regarding the federal income tax consequences of investing in the Fund, see "Federal Income Taxes" in the SAI. For information concerning the tax consequences of Contract ownership, Contract owners should consult the appropriate Separate Account Prospectus.

                            SHARE PRICE CALCULATION

The price of a share on any given day is its NAV. This figure is computed by taking the Fund's total assets, subtracting any liabilities and dividing the resulting amount by the number of the Fund's outstanding shares. NAV is determined on each day that both the Federal Reserve Bank of New York and the New York Stock Exchange (the "Exchange") are open for business at the close of normal business (generally 4:00 p.m. Eastern time). Purchase and redemption orders from Separate Accounts investing in the Fund that are received and accepted by a Participating Insurance Company, as the Fund's designee, by 4:00 p.m. Eastern time will generally be computed at the Fund's NAV determined on that day. While the Fund attempts to maintain a stable NAV of $1.00, your shares are not insured against loss.


The Fund values its portfolio securities at amortized cost, which means that the securities are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Calculations are made to compare the value of the Fund's investments, using the amortized cost method, with market values. If a deviation of 1/2 of 1% or more were to occur between the Fund's NAV as calculated using market values and the Fund's NAV as calculated using the amortized cost method, or there were any other material deviation, the Board of Trustees would promptly consider what action, if any, should be initiated.


                        HOW THE FUND REPORTS PERFORMANCE

From time to time, the Fund may advertise its yield, effective yield and total return. Performance figures are based upon historical results and are not intended to indicate future performance.

YIELD refers to the income generated by a hypothetical investment in the Fund over a specific 7-day period. This income is then annualized, which means that the income generated during the 7-day period is assumed to be generated each week over an annual period and is shown as a percentage of the hypothetical investment.

EFFECTIVE YIELD is calculated similarly, but the income earned by the investment is assumed to be compounded weekly when annualized. Effective yield will be slightly higher than yield due to this compounding effect.

TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

The performance of the Fund may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance, U.S. Government obligations, bank certificates of deposit, other investments for which reliable performance data is available and the consumer price index.

Yields and effective yields quoted for the Fund include the effect of deducting the Fund's expenses but may not include charges and expenses attributable to a particular Contract. You cannot purchase shares of the Fund directly, but you may allocate account value under your Contract to and from the Fund in accordance with the terms of your Contract. You should carefully review the appropriate Separate Account Prospectus for information on charges and expenses relevant to your Contract. Excluding these charges from quotations of the Fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the Fund's performance to those of other mutual funds.

Additional performance information about the Fund is available in the SAI and the Annual Report. To request a free copy, call the Annuity Service Center at 800-838-0650 (800-838-0649 in New York State).

                    ORGANIZATION AND MANAGEMENT OF THE FUND


GENERAL OVERSIGHT OF THE FUNDS. The Board of Trustees and officers meet regularly to review each Fund's investments, performance, expenses and other business affairs.



THE INVESTMENT MANAGER. The Investment Manager manages each Fund's business affairs. Its actions are subject to the authority of the Board of Trustees and officers of the Trust. The Investment Manager also manages each Fund's investments. It places all orders for each Fund's securities transactions. The Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation.



TRANSFER AGENT AND SHAREHOLDER SERVICES. Schwab, 101 Montgomery Street, San Francisco, California 94104, serves as shareholder services agent, transfer agent and distributor for the Funds. Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over
4.8 million active customer accounts and has over 271 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly owned subsidiary of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.


                          OPERATING FEES AND EXPENSES


For the fiscal year ended December 31, 1997, the Fund paid a management fee and total fund operating expenses equal to 0.25% and 0.50% respectively, of the Fund's average daily net assets (after fee reductions).


Schwab receives no compensation for its services as transfer agent, shareholder services agent and distributor to the Fund.


OTHER EXPENSES. The Trust pays the expenses of its operations, including: the fees and expenses for independent accountants, legal counsel and the custodian of its assets; the cost of maintaining books and records of account; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. These expenses generally will be allocated among the Trust's investment portfolios ("Series"), including the Fund, on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Series will be charged to that Series. The organizational expenses of the Fund have been capitalized and are being amortized over the first five years of the Fund's operations.


                              GENERAL INFORMATION


Schwab Annuity Portfolios (the "Trust) is an open-end investment management company organized as a business trust under the laws of Massachusetts on January 21, 1994 and may issue an unlimited number of shares of beneficial interest in one or more Series. Currently, three Series are offered: the Schwab MarketTrack Growth Portfolio II, formerly Schwab Asset Director -- High Growth Portfolio, the Schwab S&P 500 Portfolio and the Schwab Money Market Portfolio. The Board of Trustees may authorize the issuance of shares of additional Series if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series.



SHAREHOLDER MEETINGS AND VOTING RIGHTS. The Trust is not required to hold annual shareholders' meetings. It will, however, hold special meetings as the Board of Trustees requires or deems desirable for purposes such as changing a Fund's fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon the written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust. The Funds acknowledge that the voting rights held by Participating Insurance Companies and their Separate Accounts will be passed through to Contract owners.


Contract owners will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of Trustees.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                                     PART B
                              CROSS REFERENCE SHEET
                       STATEMENT OF ADDITIONAL INFORMATION


                            Schwab S&P 500 Portfolio

                  Schwab Asset Director - High Growth Portfolio

                          Schwab Money Market Portfolio



          PART B   ITEM                      STATEMENT OF ADDITIONAL INFORMATION CAPTION
10        Cover Page                         Cover Page

11        Table of Contents                  Table of Contents

12        General Information and History    General Information

13        Investment Objectives and          Investment Restrictions
          Policies

14        Management of the Fund             Management of the Trust

15        Control Persons and Principal      Management of the Trust
          Holders of Securities

16        Investment Advisory and Other      Management of the Trust
          Services

17        Brokerage Allocation and Other     Portfolio Transactions and Turnover
          Practices

18        Capital Stock and Other            General Information
          Securities

19        Purchase, Redemption and Pricing   Share Price Calculation; Purchase and Redemption of Shares
          of Securities Being Offered

20        Tax Status                         Distributions and Taxes

21        Underwriters                       Management of the Trust

22        Calculation of Performance Data    Yield

23        Financial Statements               Financial Statements

                       STATEMENT OF ADDITIONAL INFORMATION

                            SCHWAB ANNUITY PORTFOLIOS
                 101 Montgomery Street, San Francisco, CA 94104


                          SCHWAB MONEY MARKET PORTFOLIO
                     SCHWAB MARKETTRACK GROWTH PORTFOLIO II
                            SCHWAB S&P 500 PORTFOLIO


                                 April 30, 1998


         This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated April 30, 1998 (as amended from time to time) for the Schwab Money Market Portfolio (the "Money Market Fund"), and the joint Prospectus dated April 30 , 1998 (as amended from time to time) for the Schwab MarketTrack Growth Portfolio II (the "Growth Fund") and the Schwab S&P 500 Portfolio (the "S&P 500 Fund"), three separately managed investment portfolios (collectively the "Funds") of Schwab Annuity Portfolios (the "Trust"). The Funds are designed to serve as investment vehicles for variable annuity contracts ("Contracts") issued through separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies"). These Funds are intended for retirement savings or other long-term investment purposes. In the future, shares of the Funds may be offered to other Participating Insurance Companies and their Separate Accounts as an investment vehicle for variable life insurance policies and to qualified pension and retirement plans ("Plans"). To obtain a copy of any of these Prospectuses, please contact the Schwab Annuity Service Center at Charles Schwab & Co., Inc. ("Schwab") at 800-838-0650


                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
INVESTMENT OBJECTIVES.........................................................2
MANAGEMENT OF THE TRUST......................................................25
PORTFOLIO TRANSACTIONS AND TURNOVER..........................................32
DISTRIBUTIONS AND TAXES......................................................33
SHARE PRICE CALCULATION......................................................35
HOW THE FUNDS REFLECT PERFORMANCE............................................36
YIELD........................................................................36
THE BENEFITS OF INTERNATIONAL INVESTING......................................37
INDEXING AND ASSET ALLOCATION................................................38
GENERAL INFORMATION..........................................................40
PURCHASE AND REDEMPTION OF SHARES............................................42
OTHER INFORMATION............................................................42
APPENDIX - RATINGS OF INVESTMENT SECURITIES..................................42
FINANCIAL STATEMENTS.........................................................44

                              INVESTMENT OBJECTIVES

                          SCHWAB MONEY MARKET PORTFOLIO

         The Money Market Fund's investment objective is maximum current income consistent with liquidity and stability of capital.


                     SCHWAB MARKETTRACK GROWTH PORTFOLIO II



         The investment objective of the Growth Fund is to provide high capital growth with less volatility than an all-stock portfolio. The Fund provides significant exposure to various stock categories, including domestic large and small company stocks and international stocks.


                            SCHWAB S&P 500 PORTFOLIO

         The S&P 500 Fund's investment objective is to track the price and dividend performance (total return) of common stocks of U.S. companies, as represented by Standard & Poor's 500 Composite Stock Price Index(R) (the "S&P 500").

         The investment objectives stated above for each of the Funds, along with certain investment restrictions adopted by the Funds, are fundamental and cannot be changed without approval by holders of a majority of the Funds' outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").


               INVESTMENT TECHNIQUES USED BY THE MONEY MARKET FUND


            EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES

         Before investing in Eurodollar certificates of deposit, the Money Market Fund will consider their marketability, possible restrictions on international currency transactions and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes.

         Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities.

                               SECTION 4(2) PAPER

         Commercial paper and other securities are issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper. Section 4(2) paper generally is sold to institutional investors, such as the Money Market Fund, who agree that they are purchasing the paper for investment and not for public distribution. Any resale by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper is normally resold to other institutional investors such as the Money Market Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Because it is not possible to predict with assurance exactly how this market for Section 4(2)
paper sold and offered under Rule 144A will continue to develop, Charles Schwab Investment Management, Inc. (the "Investment Manager"), pursuant to guidelines approved by the Board of Trustees, will carefully monitor the Money Market Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information.

               ASSET-BACKED COMMERCIAL PAPER AND OTHER SECURITIES

         The Money Market Fund can invest a portion of its assets in asset-backed commercial paper and other money market fund Eligible Securities. (See "Money Market Fund Investment Policies and Restrictions.") Repayment of these securities is intended to be obtained from an identified pool of assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. Each of the Funds has identified asset-backed securities related to the industries mentioned above and each Fund intends to limit its investments in each such industry to 25% of its total assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.

         Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. This credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

         Bank notes are notes used to represent debt obligations issued by banks in large denominations.


          INVESTMENT RESTRICTIONS & POLICIES FOR THE MONEY MARKET FUND


         Except as otherwise noted, the restrictions below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Money Market Fund.

                         THE MONEY MARKET FUND MAY NOT:

(1) Purchase securities or make investments other than in accordance with its investment objective and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Concentrate 25% or more of the value of its assets in any one industry; provided, however, that the Money Market Fund reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Money Market Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies.

(5) Invest more than 5% of its total net assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) that, with their predecessors, have a record of less than three years of continuous operation.

(6) Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended, hereinafter the "1933 Act"). The Money Market Fund will invest no more than 10% of its net assets in illiquid securities.

(7) Invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the 1933 Act).

(8) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its Investment Manager individually own beneficially more than 1/2 of 1% of the securities of that issuer and together beneficially own more than 5% of the securities of such issuer.

(9) Invest in commodities or commodity contracts, including futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest for the purpose of exercising control or management of another issuer.

(11) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.1

(12) Make loans to others, except the Money Market Fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities (up to one-third of the Money Market Fund's total assets) in accordance with its investment objectives and policies.

(13) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. The Money Market Fund will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. If, for any reason, the current value of the Money Market Fund's total net assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Money Market Fund will, within three business days, reduce its indebtedness to the extent necessary.

------------------------------

1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 25 for an exception to this investment restriction.

(14) Write, purchase or sell puts, calls or combinations thereof.

(15) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(16) Invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(17) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(18) Issue senior securities as defined in the 1940 Act.

         Except for restrictions (4) and (13), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net assets will not be considered a violation.

         The Money Market Fund will purchase only securities that present minimal credit risks and which are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities").1 An Eligible Security is:

(1) a security with a remaining maturity of 397 days or less: (a) that is rated by the requisite nationally recognized statistical rating organizations ("NRSROs") (currently Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff and Phelps Credit Rating Co. ("Duff") and Fitch IBCA ("Fitch"), designated by the Securities and Exchange Commission (the "SEC") in one of the two highest rating categories for short-term debt obligations (the requisite NRSROs being any two or, if only rated by one, that one NRSRO), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less and: (a) whose issuer received a rating in one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security or (b) that has long-term ratings from the requisite NRSROs that are in one of the two highest categories; or

(3) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) and to represent minimal credit risks.

         A First Tier Security is any Eligible Security that carries (or other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating is sufficient if only one NRSRO rates the security), or that the Investment Manager has determined, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to such a security. A Second Tier Security is any other Eligible Security.

------------------------------

1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 25 for an exception to this investment restriction.

         The Money Market Fund will limit its investments in the First Tier Securities of any one issuer to no more than 5% of its assets. (Repurchase agreements collateralized by non-government securities will be taken into account when making this calculation.) Moreover, the Money Market Fund's total holdings of Second Tier Securities will not exceed 5% of its assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of the Money Market Fund's assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-government securities will be First Tier Securities at the time the repurchase agreements are executed.

         As noted above, the Money Market Fund will not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its assets would be invested in securities of that issuer. However, pursuant to an exception under the 1940 Act, the Money Market Fund may invest up to 25% of the value of its total assets in First Tier securities of a single issuer for a period of up to 3 Business Days after the purchase thereof.

         Also as noted above, the Money Market Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes. Such borrowing will magnify declines as well as increases in the net asset value of the Money Market Fund's shares and in the net yield on the Money Market Fund's investments. Borrowing also increases the Money Market Fund's exposure to capital risk.


       INVESTMENT TECHNIQUES USED BY THE GROWTH FUND AND THE S&P 500 FUND


                               FOREIGN INVESTMENTS


         The Growth Fund expects to invest in stocks of foreign issuers. Investing in foreign issuers involves certain special considerations, including those set forth below, which typically are not associated with investing in U.S. issuers. Since investments in the securities of foreign issuers are usually made and held in foreign currencies, and since the Growth Fund may hold cash in foreign currencies, they may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors.



         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of foreign companies have less volume, are less liquid and are more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Growth Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, which increases the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.



         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Growth Fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Growth Fund to miss attractive investment opportunities. Losses to the Growth Fund that arise out of the inability to fulfill a contract to sell such securities could result in potential liability to the Growth Fund.

         In addition, with respect to those countries in which the Growth Fund may invest or other countries which may have a significant impact on the companies in which the Growth Fund may invest, there is the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war, which could affect the Growth Fund's investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



         The Growth Fund may invest up to 5% of its net assets in companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries have historically offered greater potential for gain (as well as loss) than securities of companies located in developed countries.



         Hong Kong. In addition to the risks discussed above, it is impossible to currently foresee what risk, if any, may exist to the Growth Fund's investments as a result of the recent incorporation of the British Crown Colony of Hong Kong into the People's Republic of China. Shareholders should note that the risks discussed above may increase depending on political and economic developments.


                               DEPOSITARY RECEIPTS


         The Growth Fund may invest up to 5% of its total net assets in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Global Depositary Shares ("ADRs," "EDRs," "GDRs" and "GDSs," respectively) or other similar global instruments, which are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs, EDRs, GDRs and GDSs can be sponsored or unsponsored. Sponsored ADRs, EDRs, GDRs and GDSs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs, EDRs, GDRs and GDSs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs, EDRs, GDRs or GDSs.


                              OPTIONS ON SECURITIES


         Writing Covered Options. Both the Growth Fund and the S&P 500 Fund may write (sell) covered call and put options on any securities in which they may invest. The Growth Fund and S&P 500 Fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. All call options written by the Growth Fund and S&P 500 Fund are covered, which means that the Growth Fund and S&P 500 Fund will own the securities subject to the option so long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Growth Fund and S&P 500 Fund may forego the opportunity to profit from an increase in the market price of the underlying security.



         All put options the Growth Fund and S&P 500 Fund write will be covered, which means that each of the Growth Fund and S&P 500 Fund will have deposited with its custodian cash, U.S. Government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by

Moody's or S&P or, if unrated, determined by the Growth Fund's and S&P 500 Fund's Investment Manager to be of comparable credit quality) with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Growth Fund and S&P 500 Fund. However, in return for the option premium, the Growth Fund and S&P 500 Fund accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.



         The Growth Fund and S&P 500 Fund may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. These purchases are referred to as "closing purchase transactions."



         Purchasing Options. The Growth Fund and S&P 500 Fund may purchase put and call options on any securities in which they may invest or options on any securities index based on securities in which they may invest. The Growth Fund and S&P 500 Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased.



The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.



         The purchase of a call option would entitle the Growth Fund and S&P 500 Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Growth Fund and S&P 500 Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Growth Fund and S&P 500 Fund would realize either no gain or a loss on the purchase of the call option.



         Risks Associated With Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Growth Fund and S&P 500 Fund are unable to effect a closing purchase transaction with respect to covered options they have written, the Growth Fund and S&P 500 Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Growth Fund and S&P 500 Fund are unable to effect a closing sale transaction with respect to options they have purchased, they would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.


         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) an exchange may impose restrictions on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


         The Growth Fund and S&P 500 Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Growth Fund and S&P 500 Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves. The Growth Fund and S&P 500 Fund will write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the Funds, does not exceed 5% of each of the Growth Fund's and S&P 500 Fund's net assets, respectively


                          FOREIGN CURRENCY TRANSACTIONS


         Forward Foreign Currency Exchange Contracts. The Growth Fund may enter into forward foreign currency exchange contracts in several circumstances. The Growth Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Growth Fund expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (so-called "transaction hedging") and to protect the value of specific portfolio positions ("position hedging").



         For transaction hedging purposes, the Growth Fund enters into foreign currency transactions with respect to specific receivables or payables of the funds arising in connection with the purchase or sale of portfolio securities. By transaction hedging, the Growth Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between (i) the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and (ii) the transaction's settlement date. When engaging in position hedging, the Growth Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities which the Growth Fund expects to purchase).



         When engaging in position and/or transaction hedging, the Growth Fund may purchase or sell foreign currencies on a spot (or cash) basis at the prevailing spot rate and also may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts ("futures contracts"). The Growth Fund also may purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies. A put option on a futures contract gives the Growth Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on currency gives the Growth Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Growth Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Growth Fund the right to purchase a currency at the exercise price until the expiration of the option.



         Hedging transactions involve costs and may result in losses, and the ability of the Growth Fund to engage in hedging transactions may be limited by tax considerations. Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Growth Fund owns or expects to purchase or sell. They simply establish a rate of exchange that may be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a possible decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency.



         Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the ability of the Growth Fund to use forward foreign currency exchange contracts may be restricted.



         The Growth Fund will enter into a forward foreign currency exchange contract only when the market value of such contract, when aggregated with the market value of all other such contracts held by the Growth Fund, does not exceed 5% of the Growth Fund's net assets.



         The Growth Fund generally will not enter into a forward contract with a term of greater than one year.



         While the Growth Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Growth Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Growth Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Growth Fund's portfolio holdings of securities denominated in a particular currency and forward contracts into which the Growth Fund enters. Such imperfect correlation may cause the Growth Fund to sustain losses, which will prevent the Growth Fund from achieving a complete hedge or expose the Growth Fund to risk of foreign exchange loss.



         Writing and Purchasing Currency Call and Put Options. The Growth Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. A call option written by the Growth Fund would obligate the Growth Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the Growth Fund would obligate the Growth Fund to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves a risk that the Growth Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.



         The Growth Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. These purchases are referred to as "closing purchase transactions." The Growth Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Growth Fund.



         The purchase of a call option would entitle the Growth Fund to purchase specified currency at a specified price during the option period in return for the premium paid. The Growth Fund would ordinarily realize a gain or a loss on the purchase of the call option.



         The purchase of a put option would entitle the Growth Fund to sell specific currency at a specified price during the option period in exchange for the premium paid. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the Growth Fund's portfolio securities due to currency exchange rate fluctuations. The Growth Fund would ordinarily realize a gain, if, during the option period, the value of the underlying currency were to decrease below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Growth Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.



         Special Risks Associated With Options on Foreign Currency. An exchange traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Growth Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Growth Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Growth Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.


         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate. This could result in an exchange instituting special procedures that may interfere with the timely execution of customers' orders.


         The Growth Fund will purchase and write over-the-counter options only to the extent consistent with its limitations on investments in illiquid securities, as described in its Prospectus. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out purchasing and writing activities.


               FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


         The Growth Fund and S&P 500 Fund may purchase and sell various kinds of futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. All futures contracts entered into by the Growth Fund and S&P 500 Fund are traded on U.S. exchanges or boards of trade that the CFTC licenses and regulates or on foreign exchanges. The Growth Fund and S&P 500 Fund are not permitted to engage in speculative futures trading.


         Futures Contracts. A futures contract generally may be described as an agreement between two parties to buy and sell particular financial instruments for an agreed upon price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


         When interest rates are rising or securities prices are falling, the Growth Fund and S&P 500 Fund can seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, the Growth Fund and S&P 500 Fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, the Growth Fund can sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. The Growth Fund can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Growth Fund has acquired or expects to acquire.

         Although futures contracts, by their terms, generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. The Growth Fund and S&P 500 Fund may incur brokerage fees when they purchase or sell futures contracts.



         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While the Growth Fund's and S&P 500 Fund's futures contracts on securities or currency will usually be liquidated in this manner, the Growth Fund and S&P 500 Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for them to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.



         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Growth Fund and S&P 500 Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Growth Fund and S&P 500 Fund obtain the benefit of the futures position if prices move in a favorable direction but limit their risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.



         The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Growth Fund's and S&P 500 Fund's assets. By writing a call option, the Growth Fund and S&P 500 Fund become obligated, in exchange for the premium, to sell a futures contract that may have a value lower than the exercise price. Thus, the loss incurred by the Growth Fund and S&P 500 Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Growth Fund and S&P 500 Fund will incur transaction costs in connection with the writing of options on futures.



         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that these closing transactions can be effected. The Growth Fund's and S&P 500 Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.



         Hedging Strategies With Futures. Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Growth Fund and S&P 500 Fund own or propose to acquire.



         Such futures contracts may include contracts for the future delivery of securities held by the Growth Fund and S&P 500 Fund or securities with characteristics similar to those of the Growth Fund's and S&P 500 Fund's portfolio securities. Similarly, the Growth Fund may sell futures contracts on currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Manager, there is a sufficient degree of correlation between price trends for the Growth Fund's and S&P 500 Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Growth Fund and S&P 500 Fund may also enter into such futures contracts as part of their hedging strategy. Although, under some circumstances, prices of securities in the Growth Fund's and S&P 500 Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Manager will attempt to estimate the extent of this difference in volatility based on historical patterns. The Investment Manager will attempt to compensate for this volatility by having the Growth Fund and S&P 500 Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a particular hedge against price changes affecting the Growth Fund's and S&P 500 Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of the portfolio securities will be offset substantially by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Growth Fund's and S&P 500 Fund's portfolio securities will be offset substantially by a decline in the value of the futures position.



         On other occasions, the Growth Fund and S&P 500 Fund may take "long" positions by purchasing such futures contracts. This would be done, for example, when the Growth Fund and S&P 500 Fund anticipate the subsequent purchase of particular securities when they have the necessary cash but expect the prices or currency exchange rates available on the intended date of purchase in the applicable market to be less favorable than prices that are currently available.


         When buying or selling futures contracts, a Fund must deposit an amount of cash, cash equivalents, or liquid, high-quality debt instruments with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which will be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made at least daily as the price of the futures contract fluctuates and the Fund's position in the contract becomes more or less valuable. This process is known as "marking-to-market."


         Regulations of the CFTC applicable to the Growth Fund and S&P 500 Fund generally require that all of their futures transactions constitute "bona fide" hedging transactions. As a result, a Fund will normally sell futures contracts to protect against a decrease in the price of securities it owns but intends to sell or purchase futures contracts to protect against an increase in the price of securities it intends to purchase. In addition, the Growth Fund and S&P 500 Fund may purchase and sell futures contracts and options as a substitute for a comparable market position in the underlying securities. Futures transactions need not constitute "bona fide" hedging under CFTC regulations if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of each Fund's net assets.



         Risks Involved in Futures and Options Transactions. Futures and options transactions involve risks which, in some strategies, can be substantial, due to the low margin deposits required and the extremely high degree of leverage involved in futures and options trading. However, to the extent the Growth Fund's and S&P 500 Fund's futures and options practices are limited to hedging purposes, the Investment Manager does not believe that the Growth Fund and S&P 500 Fund are subject to the degree of risk frequently associated with futures and options transactions. To the extent the Growth Fund and S&P 500 Fund engage in the use of futures and options on futures other than for hedging purposes, the Growth Fund and S&P 500 Fund may be subject to additional risk.



         Three principal areas of risk are present when futures and options contracts are used even in a hedging context. First, there may not always be a liquid secondary market for a futures or option contract at the time when the Growth Fund or S&P 500 Fund seek to "close out" its position. If the Growth Fund or S&P 500 Fund is unable to "close out" a futures or option position and prices move adversely, the Fund will have to continue to make daily cash payments to maintain its required margin, and if the Fund has insufficient cash to meet this requirement, it may have to sell portfolio securities at a disadvantageous time. In addition, the Fund might be required to deliver the securities underlying futures or options contracts it holds. The Growth Fund and S&P 500 Fund will seek to reduce the risk that they will be unable to "close out" contracts by entering only futures or options contracts that are traded on national exchanges and for which there appear to be a liquid secondary market.


         It is also possible that changes in the prices of futures or options contracts might correlate imperfectly, or not at all, with changes in the market values of the securities being hedged. This situation could result from price distortions in the futures or options markets due to, among other things, active trading by speculators and use of offsetting "closing" transactions by other investors seeking to avoid meeting additional margin deposit requirements. In the event of significant market distortions, it is possible that the Growth Fund and S&P 500 Fund could lose money on futures or options contracts and experience appreciation in the value of their portfolio securities, or vice versa.


         Finally, adverse market movements could cause the Growth Fund and S&P 500 Fund to lose up to their full investment in an options contract and/or to experience substantial losses on an investment in a futures contract. However, barring such significant market distortions, a similar result could be expected were the Growth Fund and S&P 500 Fund to invest directly in the securities being hedged. There is also the risk of loss by either Fund of margin deposits in the event of bankruptcy of a broker with whom either Fund has an open position in a futures contract or option.



         The extent to which the Growth Fund and S&P 500 Fund may purchase and sell futures, options, equity index participations and index participation contracts may be limited by each Fund's intention to meet Internal Revenue Code of 1986, as amended (the "Code"), requirements for qualification as a regulated investment company. See "Distributions and Taxes - Federal Income Tax."


                                      SWAPS


         The Growth Fund may enter into swaps on various securities (such as U.S. Government securities), securities indices, interest rates, prepayment rates, foreign currencies or other financial instruments or indices in order to protect the value of the Growth Fund from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Growth Fund's investments are traded, for both hedging and non-hedging purposes. While swaps are different from futures contracts (and options on futures contracts) in that swap contracts are individually negotiated with specific counterparties, the Growth Fund will use swap contracts for purposes similar to the purposes for which they use options, futures and options on futures. Those uses of swap contracts (i.e., risk management and hedging) present the Fund with risks and opportunities similar to those associated with options contracts, futures contracts and options on futures. See "Futures Contracts and Options on Futures Contracts."



         The Growth Fund may enter into these transactions to manage its exposure to changing interest rates and other market factors. Some transactions may reduce the Growth Fund's exposure to market fluctuations, while others may tend to increase market exposure.



         The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary fund securities transactions. If the Investment Manager is incorrect in its expectations of market values, interest rates or currency exchange rates, the investment performance of the Growth Fund would be less favorable than it would have been if this investment technique were not used. The Growth Fund will invest up to 5% of its net assets in swaps.

                                 PREFERRED STOCK


         The Growth Fund may invest in preferred stock. Preferred stock has priority over common stock as to income and generally as to assets of an issuer; however, income is usually limited to a definitive percentage regardless of the issuer's earnings. Preferred stock usually has limited voting rights. The Growth Fund will invest up to 5% of its net assets in preferred stock.


                             CONVERTIBLE SECURITIES


         The Growth Fund may invest up to 5% of its net assets in securities that are convertible into common stock, including convertible bonds that are investment grade, convertible preferred stocks and warrants. The S&P 500 Fund will not purchase convertible securities directly. It may, however, hold convertible securities to the extent that such holdings are incident to its ownership of common stocks.


         Convertible bonds are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

         Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues are typically more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

         Warrants. The Growth Fund and S&P 500 Fund may invest in warrants, which are options to purchase equity securities at specific prices for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price and the right to purchase the underlying security.

                         REAL ESTATE-RELATED INVESTMENTS

         The Growth Fund may invest no more than 5% of its net assets in real estate-related investments. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

                       PRECIOUS METAL-RELATED INVESTMENTS


         The Growth Fund may invest no more than 5% of its net assets in precious metal-related investments. The Growth Fund and the S&P 500 Fund may invest in common stocks of domestic companies principally engaged in precious metal-related activities which include companies principally engaged in the extraction, processing, distribution or marketing of precious metals if at the time of investment the Investment Manager considers that at least 50% of the company's assets, revenues or profits are derived from the precious metal industry. The Growth Fund may also invest in securities of foreign companies principally engaged in the precious metals industry. For further disclosure on foreign securities, see "Foreign Investments."



         The Growth Fund and the S&P 500 Fund also may invest in futures on precious metals, such as gold futures, and options thereon. Such investments are subject to the investment limitations on investments in futures and options for the Growth Fund and the S&P 500 Fund as set forth in "Futures Contracts and Options on Futures Contracts."


         Prices of precious metals can be expected to respond to changes in rates of inflation and to perceptions of economic and political instability. Historically, the prices of precious metals and of securities of companies engaged in the precious metal-related activities have been subject to extreme fluctuations, reflecting wider economic or political instability or other reasons.

                           U.S. GOVERNMENT SECURITIES


         The Growth Fund and S&P 500 Fund may purchase U.S. Government securities. Direct obligations of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. While obligations of certain U.S. Government agencies and instrumentalities are similarly backed, those of others, such as the Federal National Mortgage Association and the Student Loan Marketing Association, are only supported by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the agency's obligations or the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it were not obligated to do so by law. The Growth Fund and S&P 500 Fund will invest in U.S. Government securities not backed by the full faith and credit of the U.S. Treasury only when the Investment Manager is satisfied that the credit risk with respect to their issuer is minimal.


                     GOVERNMENT "MORTGAGE BACKED" SECURITIES


         Government "mortgage-backed" (or government guaranteed mortgage-related) securities are among the U.S. Government securities in which the Growth Fund and S&P 500 Fund may invest. Mortgages backing the securities purchased by the Growth Fund and S&P 500 Fund include, among others, conventional 30-year fixed rate mortgages, graduated payment mortgages, 15-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Growth Fund and S&P 500 Fund may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are guaranteed by the government to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Fund's shares.



         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Growth Fund and S&P 500 Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.


         The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

                          OTHER ASSET-BACKED SECURITIES


         The Growth Fund may invest a portion of its assets in debt obligations known as "Asset-Backed Securities" that are rated in one of the three highest rating categories by a nationally recognized statistical rating organization (e.g., S&P or Moody's) or, if not so rated, deemed to be of equivalent quality by the Investment Manager pursuant to guidelines adopted by the Board of Trustees. The credit quality of most Asset-Backed Securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities. The rate of principal payments on Asset-Backed Securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any Asset-Backed Security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-Backed Securities may be classified as "Pass-Through Certificates" or "Collateralized Obligations."


         "Pass-Through Certificates" are asset-backed securities that represent undivided fractional ownership interests in the underlying pool of assets. Pass-Through Certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after a deduction for certain costs and expenses incurred in administering the pool. Because Pass-Through Certificates represent ownership interests in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-Backed Securities issued in the form of debt instruments, also known as Collateralized Obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such Asset-Backed Securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the Asset-Backed Securities and any credit support provided. As a result, although payments on such Asset-Backed Securities are obligations of the issuers, in the event of default on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related Asset-Backed Securities.

                        METHODS OF ALLOCATING CASH FLOWS

         While many Asset-Backed Securities are issued with only one class of security, many others are issued in more than one class, each with different payment terms. Multiple class Asset-Backed Securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is typically accomplished by creating one or more classes with a right to payments on the Asset-Backed Security subordinate to that of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics that differ both from those of each other and from those of the underlying assets. Examples include so-called "multi-tranche CMOs" (collateralized mortgage obligations) with serial maturities such that all principal payments received on the mortgages underlying the securities are first paid to the class with the earliest stated maturity, and then sequentially to the class with the next stated maturity), "Strips" (Asset-Backed Securities that entitle the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics that mimic the characteristics of non-Asset-Backed Securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

                             TYPES OF CREDIT SUPPORT

         Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made timely. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, or through a combination of such approaches. Examples of Asset-Backed Securities with credit support that arise out of the structure of the transaction include "senior-subordinated securities" (multiple class Asset-Backed Securities with certain classes subordinate to other classes as to the payment of principal thereon, so that defaults on the underlying assets are borne first by the holders of the subordinated class) and Asset-Backed Securities that have "reserve funds" (cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "overcollateralized" (the scheduled payments on, or the principal amount of, the underlying assets substantially exceed that required to make payment on the Asset-Backed Securities and pay any servicing or other fees). The degree of credit support provided on each issue is generally based on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an Asset-Backed Security.

                        CREDIT CARD RECEIVABLE SECURITIES


         The Growth Fund may invest in Asset-Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most of them provide for a fixed period during which only interest payments on the underlying accounts are passed through to the security holder and principal payments received on such accounts are used to fund the transfer of additional credit card charges made on an account to the pool of assets supporting the related Credit Card Receivable Securities. The initial fixed period may usually be shortened upon the occurrence of specified events that signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. Competitive and general economic factors could adversely affect the rate at which new receivables are created in an account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.


         Credit card holders are entitled to the protection of certain state and federal consumer credit laws, many of which give card holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on accounts. In addition, unlike most other Asset-Backed Securities, accounts are unsecured obligations of the cardholder.

                CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES


         The Growth Fund and S&P 500 Fund may invest in certificates of deposit, which are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers' acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the full amount of the instrument upon maturity. Each Fund will invest only in certificates of deposit and bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

                                COMMERCIAL PAPER


         The Growth Fund and S&P 500 Fund may invest in Commercial Paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Growth Fund and S&P 500 Fund will invest only in commercial paper that at the time of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, "Duff 2" or higher by Duff, or "F2" or higher by Fitch, or if unrated by Moody's, S&P, Duff or Fitch, is determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above ratings.


                            OTHER INVESTMENT POLICIES


         Securities that are acquired by the Growth Fund outside the United States and that are publicly traded in the United States, on a foreign securities exchange or in a foreign securities market are not considered by the Growth Fund to be illiquid assets provided that: (i) the Growth Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (ii) the Growth Fund reasonably believes it can dispose of the securities readily in the foreign trading market or for cash in the United States, or (iii) foreign market and current market quotations are available readily. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of government administrations or of economic or monetary policies in the United States or abroad, or changed circumstances regarding convertibility or exchange rates, could result in investment losses for the Growth Fund. Investments in foreign securities may also subject the Growth Fund to losses due to nationalization, expropriation or foreign accounting practices and treatments that differ from those in the United States. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than many U.S. securities. Notwithstanding that the Growth Fund generally intends to acquire the securities of foreign issuers where there are public trading markets, the Growth Fund's investments in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Growth Fund's portfolio and its ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Growth Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.



         Loans of Portfolio Securities. The Growth Fund and S&P 500 Fund may loan securities to qualified broker-dealers or other institutional investors provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Growth Fund or S&P 500 Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Growth Fund or S&P 500 Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Growth Fund or S&P 500 Fund.



         The lending of securities is a common practice in the securities industry. The Growth Fund and S&P 500 Fund will engage in security lending arrangements with the primary objective of increasing the Growth Fund's and S&P 500 Fund's income by investing the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent the Growth Fund and S&P 500 Fund will not lose the tax treatment available to regulated investment companies. The Growth Fund and S&P 500 Fund will be entitled to all dividends or interest on any loaned securities. Loans of securities involve a risk that the borrower may fail to return the securities or provide additional collateral.



         Repurchase Transactions. Repurchase agreements are instruments under which a buyer acquires ownership of a security from a seller that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the buyer's holding period. Under the 1940 Act, a repurchase agreement is deemed to be the Growth Fund's and S&P 500 Fund's loan of money to the seller, collateralized by the underlying security. The interest rate is effective for the period of time in which the Growth Fund and S&P 500 Fund are invested in the agreement and is not related to the coupon rate on the underlying security. Any repurchase agreements into which either Fund enters will involve the Fund as the buyer and banks or broker-dealers as the sellers (repurchase agreements with broker-dealers will be limited to obligations of the U.S. Government, its agencies or instrumentalities). The period of these repurchase agreements will usually be short -- from overnight to one week -- and at no time will the Growth Fund and S&P 500 Fund invest in repurchase agreements for more than one year. However, securities subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation with securities having a market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Growth Fund and S&P 500 Fund, with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the Growth Fund and S&P 500 Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Growth Fund and S&P 500 Fund might also incur disposition costs in liquidating the collateral. The Growth Fund and S&P 500 Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of their custodian bank. The Growth Fund and S&P 500 Fund may not enter into a repurchase agreement of more than seven days duration if, as a result, the market value of the Growth Fund's and S&P 500 Fund's net assets, together with investments in other securities deemed to be not readily marketable, would be invested in excess of the Growth Fund's and S&P 500 Fund's limits on investments in illiquid securities.


         In the event of a bankruptcy or other default of a repurchase agreement's seller, the Growth Fund and S&P 500 Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Each Fund will not invest more than 10% of its net assets at the time of purchase in repurchase agreements maturing in more than seven days and other illiquid securities.


         Illiquid Securities. The Growth Fund and S&P 500 Fund reserve the right to invest up to 10% of each of their net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Growth Fund and S&P 500 Fund have valued the instrument. Subject to this limitation, the Growth Fund and S&P 500 Fund may invest in restricted securities when such investment is consistent with the Growth Fund's and S&P 500 Fund's investment objectives, and such securities may be considered to be liquid to the extent the Growth Fund's and S&P 500 Fund's Investment Manager determines that there is a liquid institutional or other market for such securities. In determining whether a restricted security is properly considered to be a liquid security, the Growth Fund's and S&P 500 Fund's Investment Manager, under the direction of the Board of Trustees, will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Growth Fund and S&P 500 Fund invest in restricted securities that are deemed liquid, the general level of illiquidity in the Growth Fund's and S&P 500 Fund's portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities contracts. The Growth Fund and S&P 500 Fund will limit their investments in liquid restricted securities to 5% of their net assets.



         When-Issued and Delayed Delivery Securities. The Growth Fund and S&P 500 Fund may hold securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price an yield. Generally, a Fund will not pay for securities until the Fund receives them. Securities purchased on a when-issued or delayed delivery basis are recorded as assets. During the period between the agreement date and the settlement date, the value of such securities may change as the prices of securities in the stock market increase or decrease, or as interest rates change. Default by the other party to the agreement may result in a loss to a Fund.


                      INVESTMENT IN UNDERLYING SCHWAB FUNDS


         The Growth Fund may invest in underlying SchwabFunds(R). The investment objectives and investment policies, limitations, and techniques and associated risks of certain SchwabFunds are described in the Growth Fund's Prospectus, or in this SAI. The investment policies, limitations and techniques and associated risks of each SchwabFund is fully described in its prospectus and SAI. These are available by calling Schwab toll-free at 1-800-435-4000, 24 hours a day, or by writing to 101 Montgomery Street, San Francisco, California 94104 or electronically at Schwab's Website at http://www.schwab.com/schwabfunds. TDD users please contact Schwab at 1-800-345-2550.


         In addition to utilizing the investment securities, techniques and policies and exposing themselves to similar limitations and risks as described in this SAI, underlying SchwabFunds also may invest in restricted securities and index options.


         The Growth Fund reserves the right to invest all of its assets allocated to a particular class in one or more SchwabFunds subject to any limitations imposed by the SEC or the Internal Revenue Service. Some of the SchwabFunds in which the Growth Fund may invest are noted below.



         The Schwab International Index Fund attempts to track the price and dividend performance (total return) of the Schwab International Index(R), an index created by Schwab to represent the performance of common stocks and other equity securities, including preferred stocks, rights and warrants issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. To the extent that the Growth Fund invests in this SchwabFund, which normally invests 80% of its assets in stocks that are included in the Schwab International Index, the Growth Fund will be exposed to international stock risk, which is described above. The International Index Fund may also engage in foreign currency hedging, which involves certain costs that may result in losses to that SchwabFund, and although tending to minimize risk of certain losses also tends to limit certain potential gains.



         The Schwab Small-Cap Index Fund(R) attempts to track the price and dividend performance (total return) of the Schwab Small-Cap Index(R), an index created by Schwab to represent the performance of common stocks of the second 1,000 largest U.S. corporations (excluding investment companies). To the extent the Growth Fund invests in the Small-Cap Index Fund, which normally invests 80% of its assets in stocks that comprise the Schwab Small-Cap Index, the Growth Fund will be exposed to risks of small-company stocks.


         The Schwab Total Bond Market Index Fund seeks current income by tracking the performance of the Lehman Brothers Aggregate Bond Index, a broad-based index covering bonds with maturities of one year or more. Investments in this SchwabFund expose the Fund to bond market risks that are described in this SAI and in the Prospectus.

         Each of these Schwab Index Funds engages in index or passive investing, and also seeks to minimize capital gain distributions by offsetting capital gains and capital losses and other techniques. These investment policies are intended to minimize the adverse federal income tax consequences of portfolio trading, but may increase the differences between the Schwab Index Funds' performance and the relevant index's performance. Each Schwab Index Fund also may purchase other investment securities or engage in securities techniques (normally up to 20% of its total assets) that are similar to the Growth Fund's and will entail similar risks.







   INVESTMENT RESTRICTIONS & POLICIES FOR THE GROWTH FUND AND THE S&P 500 FUND


         The restrictions numbered (1), (2) and (3) immediately below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act). For more detailed information, see "1940 Act Restrictions" and "Other Investment Policies."


                        THE GROWTH FUND AND S&P 500 FUND:


(1) May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act.

(2) May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder; except that the S&P 500 Fund may concentrate investments only to the extent that the S&P 500 Index(R) is also so concentrated.

(3) May (i) purchase or sell commodities, commodities contracts or real estate;
(ii) lend or borrow money; (iii) issue senior securities; (iv) underwrite securities; or (v) pledge, mortgage or hypothecate any of its assets, only if permitted by the 1940 Act or the rules or regulations thereunder.


         The Growth Fund and S&P 500 Fund have also adopted non-fundamental investment policies, set forth below, which are generally more restrictive than the fundamental investment policies of these Funds. The Growth Fund's or the S&P 500 Fund's non-fundamental investment policies may be changed by a vote of the Board of Trustees. Any changes in either the Growth Fund's or the S&P 500 Fund's non-fundamental investment policies will be communicated to the Fund's shareholders prior to the effectiveness of the changes.


                              1940 ACT RESTRICTIONS


         Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities, and the securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act as the investment of 25% or more of total assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.


                            OTHER INVESTMENT POLICIES


         The following investment policies and restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. The Growth Fund and S&P 500 Fund may not:

(1) Purchase or sell commodities, commodities contracts or real estate, including interests in real estate limited partnerships, provided that each Fund may (i) purchase securities of companies that deal in real estate or interests therein, (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(2) Lend money to any person, except that each Fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

(3) Borrow money or issue senior securities except that each Fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each Fund will not purchase securities while borrowings represent more than 5% of its total assets.

(4) Pledge, mortgage or hypothecate any of its assets except that, to secure allowable borrowings, each Fund may do so with respect to no more than one-third of the value of its total assets.

(5) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(6) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

(7) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

(10) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

(11) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.

         (12) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets

         (13) Make short sales, except for short sales against the box.

(14) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.



(15) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.


         Except for fundamental restrictions (2) and non-fundamental restriction
(3), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net assets will not be considered a violation.

                             MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES. The Officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and Charles Schwab Investment Management, Inc., the Investment Manager, are as follows:


                                        POSITION WITH
NAME/DATE OF BIRTH                      THE TRUST                                PRINCIPAL OCCUPATION
------------------                      ---------                                --------------------
CHARLES R. SCHWAB*                      Chairman and Trustee                     Chairman, Co-Chief Executive
July 29, 1937                                                                    Officer and July 29, 1937
                                                                                 Director, The Charles Schwab
                                                                                 Corporation; Chairman, Chief
                                                                                 Executive Officer and Director,
                                                                                 Charles Schwab Holdings, Inc.;
                                                                                 Chairman and Director, Charles
                                                                                 Schwab & Co., Inc, Charles Schwab
                                                                                 Investment Management, Inc., The
                                                                                 Charles Schwab Trust Company, and
                                                                                 Schwab Retirement Plan Services,
                                                                                 Inc.; Chairman and Director
                                                                                 (current board positions), and
                                                                                 Chairman (officer position) until
                                                                                 December 1995, Mayer & Schweitzer,
                                                                                 Inc. (a securities brokerage
                                                                                 subsidiary of The Charles Schwab
                                                                                 Corporation); Director, The Gap,
                                                                                 Inc. (a clothing retailer),
                                                                                 Transamerica Corporation (a
                                                                                 financial services organization),
                                                                                 AirTouch Communications (a
                                                                                 telecommunications company) and
                                                                                 Siebel Systems (a software
                                                                                 company).

TOM D. SEIP*                            President and Trustee                    Executive Vice President, The
February 15, 1950                                                                Charles Schwab February 15, 1950
                                                                                 Corporation; Enterprise President
                                                                                 - International and Mutual Funds,
                                                                                 Charles Schwab & Co., Inc.; Chief
                                                                                 Executive Officer, Charles Schwab
                                                                                 Investment Management, Inc.


------------------------------
*This Trustee is an "interested person" of the Trust.

                                        POSITION WITH
NAME/DATE OF BIRTH                      THE TRUST                                PRINCIPAL OCCUPATION
------------------                      ---------                                --------------------
DONALD F. DORWARD                       Trustee                                  Executive Vice President and
September 23, 1931                                                               Managing Director, September 23,
                                                                                 1931 Grey Advertising. From 1990
                                                                                 to 1996, Mr. Dorward was President
                                                                                 and Chief Executive Officer,
                                                                                 Dorward & Associates. Dorward &
                                                                                 Associates is an advertising and
                                                                                 marketing/consulting firm.

ROBERT G. HOLMES                        Trustee                                  Chairman, Chief Executive Officer
May 15, 1931                                                                     and Director, May 15, 1931 Semloh
                                                                                 Financial, Inc. Semloh Financial
                                                                                 is an international financial
                                                                                 services and investment advisory
                                                                                 firm.

DONALD R. STEPHENS                      Trustee                                  Managing Partner, D.R. Stephens &
June 28, 1938                                                                    Co. June 28, 1938 (investment
                                                                                 banking). Prior to 1995, Mr.
                                                                                 Stephens was Chairman and Chief
                                                                                 Executive Officer of North
                                                                                 American Trust (a real estate
                                                                                 investment trust). Prior to 1992,
                                                                                 Mr. Stephens was Chairman and
                                                                                 Chief Executive Officer of the
                                                                                 Bank of San Francisco.

MICHAEL W. WILSEY                       Trustee                                  Chairman, Chief Executive Officer
August 18, 1943                                                                  and Director, August 18, 1943
                                                                                 Wilsey Bennett, Inc. (truck and
                                                                                 air transportation, real estate
                                                                                 investment and management, and
                                                                                 investments).

TAI-CHIN TUNG                           Treasurer and Principal                  Vice President - Finance, Charles
March 7, 1951                                                                    Schwab & Co., March 7, 1951
                                                                                 Financial Officer Inc.;
                                                                                 Controller, Charles Schwab
                                                                                 Investment Management, Inc. From
                                                                                 1994 to 1996, Ms. Tung was
                                                                                 Controller for Robertson Stephens
                                                                                 Investment Management, Inc. From
                                                                                 1993 to 1994, she was Vice
                                                                                 President of Fund Accounting,
                                                                                 Capital Research and Management
                                                                                 Co. Prior to 1993, Ms. Tung was
                                                                                 Senior Vice President of the
                                                                                 Sierra Funds and Chief Operating
                                                                                 Officer of Great Western Financial
                                                                                 Securities.

                                        POSITION WITH
NAME/DATE OF BIRTH                      THE TRUST                                PRINCIPAL OCCUPATION
------------------                      ---------                                --------------------
WILLIAM J. KLIPP*                       Executive Vice                           Executive Vice President,
December 9, 1955                        President, Chief                         SchwabFunds(R), Charles Schwab &
                                        Operating Officer and                    Co., Inc.; President and Chief
                                        Trustee                                  Operating Officer, Charles Schwab
                                                                                 Investment Management, Inc. Prior
                                                                                 to 1993, Mr. Klipp was Treasurer
                                                                                 of Charles Schwab & Co., Inc. and
                                                                                 Mayer & Schweitzer, Inc.

STEPHEN B. WARD                         Senior Vice President                    Senior Vice President and Chief
April 5, 1955                           and Chief Investment                     Investment Officer, Charles Schwab
                                        Officer                                  Investment Management, Inc.

FRANCES COLE                            Secretary                                Senior Vice President, Chief
September 9, 1955                                                                Counsel, Chief Compliance Officer
                                                                                 and Assistant Corporate Secretary,
                                                                                 Charles Schwab Investment
                                                                                 Management, Inc.

DAVID H. LUI                            Assistant Secretary                      Vice President and Senior Counsel,
October 14, 1960                                                                 Charles Schwab Investment
                                                                                 Management, Inc. From 1991 to
                                                                                 1992, he was Assistant Secretary
                                                                                 for the Franklin Group of Mutual
                                                                                 Funds and Assistant Corporate
                                                                                 Counsel for Franklin Resources,
                                                                                 Inc.

KAREN L. SEAMAN                         Assistant Secretary                      Corporate Counsel, Charles Schwab
February 27, 1968                                                                Investment Management, Inc. From
                                                                                 October 1994 to July 1996, she was
                                                                                 an Attorney for Franklin
                                                                                 Resources, Inc. Prior to 1994, Ms.
                                                                                 Seaman was an Attorney for The
                                                                                 Benham Group.

MATTHEW O'TOOLE                         Assistant Secretary                      Corporate Counsel, Charles Schwab
September 26, 1964                                                               Investment Management, Inc. From
                                                                                 November 1995 to April 1997, Mr.
                                                                                 O'Toole was Assistant General
                                                                                 Counsel for Chancellor LGT Asset
                                                                                 Management, Inc. Prior there to,
                                                                                 Mr. O'Toole was Senior Counsel at
                                                                                 the U.S. Securities and Exchange
                                                                                 Commission in Washington, D.C.


------------------------------
*This Trustee is an "interested person" of the Trust.

                                        POSITION WITH
NAME/DATE OF BIRTH                      THE TRUST                                PRINCIPAL OCCUPATION
------------------                      ---------                                --------------------
AMY L. MAUK                             Assistant Secretary                      Corporate Counsel, Charles Schwab
January 5, 1969                                                                  Investment Management, Inc. From
                                                                                 April 1995 to March 1997, she was
                                                                                 a Legal Product Manager for
                                                                                 Fidelity Investments.



         Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Investments Trust. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.


                       TRUSTEE DEFERRED COMPENSATION PLAN

         Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

         As of the date of this Statement of Additional Information, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

         Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account"), as of the date such fees would have been paid to the Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of shares of beneficial interest of The Charles Schwab Family of Funds, Schwab Investments and Schwab Capital Trust.

         Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. These transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. (See "Investment Policies and Restrictions.")


                             COMPENSATION TABLE 1

  Name of Person, Position          Aggregate            Pension or         Estimated Annual    Total Compensation
                                Compensation from   Retirement Benefits      Benefits Upon         from the Fund
                                    the Trust        Accrued as Part of   Retirement from the        Complex 2
                                                     Fund Expenses from      Fund Complex 2
                                                     the Fund Complex 2
Charles R. Schwab,                     0                    N/A                  N/A                    0
Chairman and Trustee

Timothy F. McCarthy, 3                 0                    N/A                  N/A                    0
President and Trustee

                                                        -28-

                              COMPENSATION TABLE 1


  Name of Person, Position          Aggregate            Pension or         Estimated Annual    Total Compensation
                                Compensation from   Retirement Benefits      Benefits Upon         from the Fund
                                    the Trust        Accrued as Part of   Retirement from the        Complex 2
                                                     Fund Expenses from      Fund Complex 2
                                                     the Fund Complex 2

Tom D. Seip, 4 President and           0                    N/A                   0                     0
Trustee

William J. Klipp,                      0                    N/A                  N/A                    0
Executive Vice President,
Chief Operating Officer and
Trustee

Donald F. Dorward,                   $3,600                 N/A                  N/A                 $93,450
Trustee

Robert G. Holmes,                    $3,600                 N/A                  N/A                 $93,450
Trustee

Donald R. Stephens,                  $3,600                 N/A                  N/A                 $93,450
Trustee

Michael W. Wilsey,                   $3,600                 N/A                  N/A                 $93,450
Trustee


1 Figures are for the Trust's fiscal year ended December 31, 1997.


2 "Fund Complex" comprises all 31 funds of the Trust, Schwab Investments, Schwab
  Capital Trust and Schwab Annuity Portfolios, as of December 31, 1997.


3 After November 24, 1997, Mr. McCarthy no longer served as President and
  Trustee of the Trust.

4 Mr. Seip began serving as President and Trustee of the Trust on November 24,
  1997.

                               INVESTMENT MANAGER


         The Investment Manager, a wholly-owned subsidiary of The Charles Schwab Corporation, serves as the investment adviser for all the Funds and administrator pursuant to an Investment Advisory and Administration Agreement dated March 28, 1994 (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the Schwab mutual fund complex, a family of 34 mutual funds with over $62 billion in assets as of March 31, 1998. The Investment Manager is an affiliate of Schwab and is the Trust's distributor and shareholder services and transfer agent.


         The Advisory Agreement will be in effect for an initial two year term and thereafter will continue in effect for one year terms, subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.

         Money Market Fund. For its advisory and administrative services to the Money Market Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $1 billion; 0.45% of such net assets over $1 billion but not in excess of $3 billion; 0.40% of such net assets over $3 billion but not in excess of $10 billion, 0.37% of such net assets over $10 billion but not in excess of $20 billion; and 0.34% of such net asserts over $20 billion.



For the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid investment advisory and administration fees of $608 (fees were reduced by $52,949), $22,322 (fees were reduced by $81,006) and $97,831 (fees were reduced by $80,295), respectively.



         Growth Fund. For its advisory and administrative services to the Growth Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.74% of the Fund's average daily net assets not in excess of $1 billion; 0.69% of the next $1 billion; and 0.64% of such net assets over $2 billion.



         For the fiscal period from November 1, 1996 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1997, the Fund paid investment advisory and administration fees of $0 (fees were reduced by $5,433) and $211 (fees were reduced by $55,088), respectively.


         S&P 500 Fund. For its advisory and administrative services to the S&P 500 Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.36% of the Fund's average daily net assets not in excess of $1 billion; 0.33% of the next $1 billion; and 0.31% of such net assets over $2 billion.


         For the fiscal period from November 1, 1996 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1997, the Fund paid investment advisory and administration fees of $0 (fees were reduced by $2,890) and $122 (fees were reduced by $69,358), respectively.






         From time to time, each Fund may compare its total operating expense ratio to the total operating expense ratio of other mutual funds or mutual fund averages with similar investment objectives as reported by Lipper Analytical Service, Inc., Morningstar, Inc. or other independent sources of such information ("independent sources").

                                   SUB-ADVISER

         As of February 28, 1997, Symphony no longer serves as sub-adviser to any of the Funds. Instead, the Investment Manager became responsible for providing all investment advisory services to the Funds.


         The Investment Manager paid the Sub-Adviser an annual investment sub-advisory fee, payable monthly, of 0.08% of the first $100 million of the aggregate average daily net assets of the Growth Fund and the following funds of Schwab Capital Trust; Schwab MarketTrack Growth Portfolio, Schwab MarketTrack-Balanced Portfolio and Schwab MarketTrack-Conservative Portfolio; 0.06% of the next $250 million; 0.04% of the next $850 million; and 0.02% of such assets over $850 million.



         For the fiscal period ended December 31, 1997, the Sub-Adviser was paid investment sub-advisory fees of $27,257 from the Investment Manager.

                                   DISTRIBUTOR

         Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and the Trust's agent for the purpose of the continuous offering of the Funds' shares. Currently, the Funds are designed as an investment vehicle for Separate Accounts of Participating Insurance Companies and are intended for retirement savings or other long-term investment purposes. The Funds pay the cost for the prospectuses and shareholder reports to be prepared and delivered to existing Participating Insurance Company Contract owners with investment allocations in either of the three sub-accounts. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.





                          CUSTODIAN AND FUND ACCOUNTANT


         Morgan Stanley Trust Company at 1 Pierrepont Plaza, Brooklyn, New York 11201, serves as Custodian for the Growth Fund.



         SEI Fund Resources, One Freedom Valley Drive, Oaks Pennsylvania 19456, serves as Fund Accountant for the Growth Fund.


                     ACCOUNTANTS AND REPORTS TO SHAREHOLDERS


         The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. Price Waterhouse LLP also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse is 555 California Street, San Francisco, California 94104.






                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken principally to: pursue the Funds' objective in relation to movements in the general level of interest rates; invest money obtained from the sale of the Funds' shares; reinvest proceeds from maturing portfolio securities; and meet redemptions of Fund shares. Portfolio transactions may increase or decrease the yield of the Funds depending upon management's ability to correctly time and execute them.

         In effecting securities transactions for the Funds, the Investment Manager seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager generally selects broker-dealers for the Funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility. In assessing these criteria, the Investment Manager will, among other things, monitor the performance of brokers effecting transactions for the Funds to determine the effect, if any, the Funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the Funds' investments in relatively smaller companies the stocks of which are not as actively traded as those of their larger counterparts. The Funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

         In an attempt to obtain best execution for the Funds, the Investment Manager may also place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the Funds to trade directly with other institutional holders on a net basis. At times, this may allow the Funds to trade larger blocks than would be possible if they were to trade through a single market maker.

         When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. The Investment Manager may also use such resources when it provides advisory services to other investment advisory clients, including mutual funds.

         The Trust expects that purchases and sales of portfolio securities usually will be principal transactions. Securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities.

         In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the Funds on securities exchanges, the Investment Manager will consider (if relevant) whether the compensation to be paid Schwab or any other affiliated broker-dealer will be
(i) fair and reasonable, (ii) at least as favorable to the Funds as commissions that would be charged by other qualified brokers having comparable execution capabilities and (iii) at least as favorable as commissions contemporaneously charged by Schwab or any other affiliated broker-dealer on comparable transactions for its most favored unaffiliated customers. The Funds do not consider it practicable or in the best interests of their shareholders to solicit competitive bids for commission rates on each transaction. However, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of Schwab or any other affiliated broker-dealer within the meaning of the 1940 Act, (i) has prescribed procedures designed to provide that the Funds do not pay commissions that do not meet the standards described above, (ii) reviews those procedures annually to determine whether they remain adequate and
(iii) considers quarterly whether or not the commissions charged by Schwab or any other affiliated broker-dealer have met the standards.

                               PORTFOLIO TURNOVER

         For reporting purposes, each Fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities each Fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

         Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Money Market Fund's portfolio turnover rate for reporting purposes is expected to be zero.


         A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. The Growth Fund and S&P 500 Fund expect that their portfolio turnover rate will not exceed 100% in any given year. A high portfolio turnover rate may increase a Fund's transaction costs. The Growth Fund's and S&P 500 Fund's portfolio turnover rates for the period November 1, 1996 (commencement of operations) to December 31, 1996 were 7% and 0% respectively, and for the year ended December 31, 1997 were 81% and 4%, respectively.

         From time to time, each Fund may compare its portfolio turnover rate with that of other mutual funds as reported by independent sources.


                             DISTRIBUTIONS AND TAXES

                                  DISTRIBUTIONS

         The Money Market Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Fund consists of: (1) accrued interest income plus or minus amortized discount or premium, minus (2) accrued expenses allocated to the Fund. If the Money Market Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses to the extent not offset by realized capital gains will be carried forward. It is not anticipated that the Fund will realize any long-term capital gains, but if it does so, these gains will be distributed annually. Trust expenses are accrued each day. Should the net asset value of the Money Market Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and any unrealized gains and losses could affect the amount of the Fund's distributions.


         Since the Funds are intended as an investment vehicle for Plans and Participating Insurance Companies' Separate Accounts, it is anticipated these Plans and Separate Accounts will be the Funds' only shareholders. On each day that the net asset value per share of the Money Market Fund is determined ("Business Day"), the Money Market Fund's net investment income will be declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. (Eastern time)) as a daily dividend to shareholders of record as of the last calculation of net asset value prior to the declaration. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will normally be reinvested monthly in full shares of the Money Market Fund at the net asset value on the 25th day of each month if a business day, otherwise on the next business day, with the exception of dividends reinvested in December, which are scheduled on the last business day in December.



         The Growth Fund and S&P 500 Fund will distribute substantially all of their net investment income each year, as determined by the Board of Trustees. The Growth Fund and S&P 500 Fund will distribute net investment income and capital gains, if any, to the Plans and Participating Insurance Company Separate Accounts annually in December. The Participating Insurance Company Separate Accounts will automatically reinvest all distributions in additional shares at the net asset value next determined after their record date.


                              FEDERAL INCOME TAXES

         For a discussion of the tax status of a particular Contract and the tax consequences of ownership of such a Contract, refer to the appropriate Separate Account Prospectus. Shares of the Funds are available only through Separate Accounts of Participating Insurance Companies and Plans.

         It is each Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

         In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income

(including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; and
(2) diversify its holdings so that at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least
(a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over
(ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

         The Funds may engage in investment techniques that may alter the timing and character of the Funds' income. Each Fund may be restricted in its use of these techniques by rules relating to its qualification as a regulated investment company.


         Although the Growth Fund will attempt not to invest in any non-U.S. corporation which could be treated as a passive foreign investment company ("PFIC"), or become a PFIC, under the Code, it might inadvertently do so. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Growth Fund does invest in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent the Growth Fund does invest in foreign securities that are determined to be PFIC securities and is required to pay a tax on these investments, a credit for this tax would not be allowed to be passed through to the Growth Fund's shareholders. Therefore, the payment of this tax would reduce the Growth Fund's economic return from its PFIC shares.


         The foregoing discussion relates only to U.S. federal income tax law.


                             SHARE PRICE CALCULATION

         The Money Market Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Money Market Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even when there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can, in certain circumstances, lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Money Market Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Money Market Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of this reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if the reduction or suspension had not taken place. Such action could result in investors not receiving a dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Money Market Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


         The Growth Fund's and S&P 500 Fund's net asset value per share is determined each business day at the close of trading on the New York Stock Exchange, generally as of 4:00 p.m. (Eastern time). Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Growth Fund and S&P 500 Fund value their portfolio securities daily based on their fair value. Each security the Growth Fund and S&P 500 Fund hold that is listed on a securities exchange and for which market quotations are available is valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets for which no quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.



                        HOW THE FUNDS REFLECT PERFORMANCE


         Because shares of each Fund are purchased through a life insurance contract, each Fund's total return and yield data must be accompanied by the total return or yield data for the variable annuity separate account, or other data that explains the impact of the life insurance charges on the performance of the Fund.


                            STANDARDIZED TOTAL RETURN

         Each Fund may advertise its average annual return. Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.

                          NONSTANDARDIZED TOTAL RETURN

         Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return, and/or that it represents aggregate (rather than average) total return.





         Each Fund also may report the percentage of that Fund's standardized or non-standardized total return which would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of Fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.


         A Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.


                                      YIELD

The historical performance of the Funds may be shown in the form of yield or effective yield. These measures of performance are described below.






         Yield refers to the net investment income generated by a hypothetical investment in the Money Market Fund over a specific 7-day period and the Growth Fund and S&P 500 Fund over a specific 30-day period. This net investment income is then annualized, which means that the net investment income generated during the 7-day period and 30-day period is assumed to be generated in each 7-day period and 30-day period, respectively, over an annual period, and is shown as a percentage of the investment. For the 7-day period ended December 31, 1997, the Money Market Fund's yield was 5.13%.


                                 EFFECTIVE YIELD


         A Funds' effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized for the Money Market Fund and monthly when annualized for the Growth Fund and S&P 500 Fund. The effective yield will be slightly higher than the yield due to this compounding effect. For the 7-day period ended December 31, 1997, the Money Market Fund's effective yield was 5.27%.


         Yields quoted for the Money Market Fund include the effect of deducting the Money Market Fund's expenses, but may not include charges and expenses attributable to a Separate Account or a Contract. Since you can only purchase shares of the Money Market Fund through Participating Insurance Companies' Separate Accounts, you should carefully review the appropriate Separate Account Prospectus for information on relevant charges and expenses. Excluding these charges from quotations of the Money Market Fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the Money Market Fund's performance to those of other mutual funds.

       COMPARING THE PERFORMANCE OF THE FUNDS WITH OTHER FUNDS AND INDICES

         The performance of the Funds may be compared with the performance of other mutual funds by comparing the ratings and rankings of mutual fund rating services, various indices of investment performance, U.S. Government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available.

         The Growth Fund also may compare its historical performance figures to the performance of indices similar to its asset categories and sub-categories, and to the performance of "blended indices" similar to the Growth Fund's portfolio strategies, such as those indices named in the Growth Fund's Prospectus under "Market Performance."



              From Commencement of Operations to December 31, 1997



                            Commencement          Average Annual        Cumulative       One Year Total Return as
                                Date               Total Return        Total Return        of December 31, 1997
                                ----               ------------        ------------        --------------------
Money Market Fund              May 3, 1994            4.88%               19.12%                   5.12%
Growth Fund                 November 1, 1996          25.02%              29.77%                  24.54%
S&P 500 Fund                November 1, 1996          32.99%              39.48%                  32.46%


                     THE BENEFITS OF INTERNATIONAL INVESTING

                    INCREASED DIVERSIFICATION CAN LOWER RISK

         To some extent, all U.S.-based investments -- stocks, bonds, mutual funds and certificates of deposit -are affected by the same economic forces. Tax cuts, interest rate changes and the performance of the U.S. stock market can all influence U.S. investments. Adding international (or overseas) investments to a U.S.-based portfolio has historically reduced the portfolio's overall volatility. Although U.S. and international markets may be interrelated, they do not move in tandem -- so losses in one market can be offset by gains in another.

                     POTENTIALLY HIGHER OVERALL PERFORMANCE


         During the 20 years ended December 31, 1997, the international equity markets outperformed the U.S. equity market and most other U.S. securities investments -- corporate bonds, CDs and U.S. Treasuries. The returns international markets produced also have kept investors well ahead of inflation. This historical performance means that investors diversified overseas earned a higher level of return.


                          BROADER GROWTH OPPORTUNITIES

         Investors who limit their portfolios to U.S. securities are missing these investment opportunities. According to Morgan Stanley, as of December 31, 1979, the United States made up more than half of the world's stock market, a value of over $11 trillion. As of December 31, 1996, it represented forty-five percent.


                          INDEXING AND ASSET ALLOCATION

         Because the unmanaged performance of a broad-based equity index has often proven superior to that of many individually selected stock portfolios, a growing percentage of assets invested in the equity markets are being placed in "index" portfolios. Institutional investors often devote a substantial percentage of their assets to indexed strategies.

         An index typically tracks the performance of a group of securities selected to represent a particular market, and is most often used to gauge that market's performance. The Dow Jones Industrial Average and

S&P 500 are two indices designed to measure the performance of U.S. stocks. When investment managers invest indexed separate accounts or index fund assets, they attempt to replicate the performance of the applicable target index by holding all or a representative sample of the securities included in the index.

         An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative and management expenses. The S&P 500 Fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the S&P 500 Fund's performance to be higher or lower than that of an index.

         The S&P 500 Fund is intended to make indexed investing easily available to Schwab customers with the highest level of convenience and economy, thereby facilitating their ability to participate in the long-term performance of the U.S. stock market.

                                THE S&P 500 INDEX

         The S&P 500 is representative of the performance of the U.S. stock market. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the S&P 500 proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the S&P 500 are among the largest, there are also some relatively small companies in the S&P 500. Those companies, however, are generally established companies within their industry group. The S&P 500 identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the S&P 500: Industrials, Utilities, Financial and Transportation.


                ASSET ALLOCATION STRATEGIES USING THE GROWTH FUND



         Shareholders may choose to invest in the Growth Fund, which offers the benefits of asset allocation in a single fund. The Growth Fund invests in a combination of equities, bonds and money market securities, and it also invests in common stocks in the following stock sub-categories: large company; small company and international. The Growth Fund may also invest directly in the Schwab Small-Cap Index Fund, the Schwab International Index Fund and the Schwab Total Bond Market Index Fund. Under normal market conditions, the Investment Manager currently intends to utilize an indexing approach to investing within each stock sub-category. The Investment Manager generally intends to track the performance of the S&P 500 for the large company stock sub-category, the Schwab Small-Cap Index(R) for the small company stock sub-category and the Schwab International Index(R) for the international stock sub-category by investing in all or a representative sample of the common stocks comprising the relevant index, or in a Fund that tracks that index. The stock sub-categories of the Growth Fund will not track the relevant stock indices perfectly because of factors such as Fund expenses. Over the long term, the performance of the Fund's stock sub-categories is expected to correlate with that of the relevant stock index. The Investment Manager retains the right to adopt a different portfolio management style without prior notice to shareholders. The Fund's indexing approach for each stock sub-category provides shareholders with the potential benefits to be realized from both an asset allocation strategy and an indexing approach with one investment.


                        THE SCHWAB INTERNATIONAL INDEX(R)

         The Schwab International Index is a broad-based stock market index which contains the common stocks of the 350 largest operating companies (i.e., non-investment companies) incorporated outside the United States. To reduce undue risk, the Index represents equities only from countries that are considered to have developed markets and economies. By tracking the largest companies in developed markets, the Index represents the performance of the "blue chips" of international markets. The Index is also designed to provide a broad representation of the international market, by limiting each country to no more than 35% of the total market capitalization of the Index. As such, the Index provides a reliable measure of market performance. The Index was first made available to the public on July 29, 1993.

                          THE SCHWAB SMALL-CAP INDEX(R)

         To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) incorporated in the United States or its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange, American Stock Exchange or the NASDAQ/NMS; and (3) its market value must place it among the second 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000). Shareholders generally avoid exposure to the smallest companies, the shares of which are often thinly traded and very volatile, because these stocks are not included in the Index.

         A particular stock's weighting in the Schwab Small-Cap Index is based on its relative total market value (i.e., its market price per share multiplied by the number of shares outstanding), divided by the total market capitalization of the Schwab Small-Cap Index. The returns produced by the U. S. stock market during the 25 years ending December 31, 1995 have been exceeded by very few types of securities investments. Because the unmanaged performance of the U.S. stock market has often proven superior to that of many individually selected stock portfolios, a growing percentage of assets invested in the equity markets are being placed in "index" portfolios. Indexed institutional holdings have grown from less than $9 billion in 1980 to over $280 billion, a figure equal to approximately one-quarter of all institutional assets. (Source: Callan Associates Survey, reported in Fall 1990 edition of The Journal of Portfolio Management.)

         Historically, returns in a long-term investment in a group of common stocks representative of the stock market as a whole, as well as a group of common stocks representative of small-cap stocks, have significantly exceeded the returns of U.S. Treasury Bills, certificates of deposit, corporate bonds and inflation.

                                OTHER INFORMATION

         Each Fund has adopted a number of policies that should cause its portfolio turnover rate to be below the portfolio turnover rate of many other mutual funds. A lower portfolio turnover rate acts to minimize associated transaction costs.

         Each Fund may, from time to time, refer to recent studies that analyze certain techniques and strategies which the Funds may use. In addition, each Fund may, from time to time, promote the advantages of investing in a series that is part of a large, diverse mutual fund complex.


                               GENERAL INFORMATION

         The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of Trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

         Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

         Upon the written request of 10 or more shareholders who have been such for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

         The Bylaws provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of these Bylaws permits or requires that (i) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (ii) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance that the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

         For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectuses and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                         PRINCIPAL HOLDERS OF SECURITIES


         As of April 15, 1998,Great West Life and Annuity Insurance Company, 8515 E. Orchard Road, Englewood Colorado 80111 and Transamerica Occidental Life Insurance Company, 1150 South Olive Road, Los Angeles California 90015 legally or beneficially owned 89.39% and 4.96% respectively, of the Money Market Fund's shares of beneficial interest.



         As of April 15, 1998, Great West Life and Annuity Insurance Company, 8515 E. Orchard Road, Englewood Colorado 80111 legally or beneficially owned 97.07% of the Growth Fund's shares of beneficial interest.



         As of April 15, 1998 Great West Life and Annuity Insurance Company, 8515 E. Orchard Road, Englewood Colorado 80111 legally or beneficially owned 95.52% of the S&P 500 Fund's shares of beneficial interest.



         In addition, as of April 15, 1998, the officers and Trustees of the Trust, as a group, owned less than 1% of the Trust's outstanding voting securities.


                        PURCHASE AND REDEMPTION OF SHARES

         You cannot purchase shares of the Funds directly, but you may allocate account value under your Contract to and from the Funds in accordance with the terms of your Contract. Please refer to the appropriate Separate Account Prospectus for information on how to purchase units of a Contract and how to select specific portfolios as investment options.

         The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Funds. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

                                OTHER INFORMATION

         The Funds' Prospectuses and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's office in Washington, D.C.

         STATEMENTS CONTAINED IN THE PROSPECTUSES OR IN THIS STATEMENT OF ADDITIONAL INFORMATION AS TO THE CONTENTS OF ANY CONTRACT OR OTHER DOCUMENT REFERRED TO ARE NOT NECESSARILY COMPLETE, AND, IN EACH INSTANCE, REFERENCE IS MADE TO THE COPY OF SUCH CONTRACT OR OTHER DOCUMENT FILED AS AN EXHIBIT TO THE REGISTRATION STATEMENT OF WHICH THE PROSPECTUSES AND THIS STATEMENT OF ADDITIONAL INFORMATION FORM A PART, EACH SUCH STATEMENT BEING QUALIFIED IN ALL RESPECTS BY SUCH REFERENCE.


                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

         Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service ("Moody's"). Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

         A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates either an overwhelming or very strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Credit Rating Co. ("Duff"). Three gradations exist within this rating category: a Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term United States Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1 rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment; liquidity factors and company fundamentals are sound and risk factors are small.

                          FITCH INVESTORS SERVICE, INC.

         Fitch Investors Service, Inc.'s ("Fitch") F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.


             SHORT-TERM NOTES AND VARIABLE RATED DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

         An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                      IBCA

         Obligations supported by the highest capacity for timely repayment are rated A1+. An A1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.


                                      BONDS


                            MOODY'S INVESTORS SERVICE

         Moody's rates the bonds it judges to be of the best quality Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or extraordinarily stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protections, fluctuations of protective elements may be of greater amplitude or there may be other factors present which make them appear to be subject to somewhat greater long-term risks.

                          STANDARD & POOR'S CORPORATION

         AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible, being only slightly more than for risk-free United States Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions.


COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS AND DEPOSIT OBLIGATIONS ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)


         TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very strong.TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.



                              FINANCIAL STATEMENTS


         The Funds' financial statements and financial highlights for the fiscal year ended December 31, 1997, are included in the Funds' Annual Reports, which are separate reports supplied with this Statement of Additional Information. The Funds' financial statements and financial highlights are incorporated herein by reference.

                                     PART C
                                OTHER INFORMATION
                            SCHWAB ANNUITY PORTFOLIOS


Item 24. Financial Statements and Exhibits.


(a)       Financial Statements:



         Financial Statements and financial highlights included in the Annual Report for Schwab Money Market Portfolio, Schwab S&P 500 Portfolio and Schwab Asset Director - High Growth Portfolio for the fiscal year ended December 31, 1997, are incorporated by reference into the Statement of Additional Information, were filed on February 27, 1998, pursuant to Rule 30d-1 under the Investment Company Act of 1940, and are incorporated herein by reference.


(b)       Exhibits:



(1)           Agreement and Declaration of Trust is incorporated by reference to
              Exhibit 1 to Post Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 1998.



(2)           Amended and Restated Bylaws are incorporated by reference to
              Exhibit 2 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, electronically filed on April 29, 1996.


(3)           Inapplicable.


(4)     (a)   Article III, Sections 4 and 5; Article IV, Section 1; Article
              V; Article VIII, Section 4; and Article IX, Sections 1, 4, and 7 of the Agreement and Declaration of Trust is incorporated by reference to Exhibit 1 to Post Effective Amendment No. 7 to
              Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 1998.



        (b) Article 9 and Article 11 of the Amended and Restated Bylaws are incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, electronically filed on April 29, 1996.


(5)     (a)   Investment Advisory and Administration Agreement between
              Registrant and Charles Schwab Investment Management, Inc. (the
              "Investment Manager") dated June 15,1994 is incorporated by reference to Exhibit 5(a) to Post Effective Amendment No. 6, electronically filed on April 30, 1997.


        (b) Amended Schedule A to Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the "Investment Manager") dated June 15, 1994 is incorporated by reference to Exhibit 5(b) to Post Effective Amendment No. 5 to Registrant's Registration Statement on form N-1A, electronically filed on September 9, 1996.



        (c) Amended Schedule B to Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the "Investment Manager") is incorporated by reference to Exhibit 5(c) to Post Effective Amendment No. 7 to Registrants Registration Statement on form N-1A, electronically filed on February 27, 1998.

        (d) Schedule A and B, to the Amended and Restated Investment Sub-Advisory and Administration Agreement between the Investment Manager and Symphony is incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on form N-1A, electronically filed on September 9, 1996.



(6)     (a)   Distribution Agreement between Registrant and Charles Schwab &
              Co., Inc. ("Schwab") dated March 29, 1994 is incorporated by reference to Exhibit 6(a) to Post Effective Amendment No. 7 to
              Registrant's Registration Statement on form N-1A, electronically filed on February 27, 1998.


        (b) Amended Schedule A to Distribution Agreement between Registrant and Schwab dated March 29, 1994 is incorporated by reference to
              Exhibit 6(b) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on form N-1A, electronically filed on September 9, 1996.

(7)           Inapplicable.


(8)     (a)   Custodian Services Agreement between Registrant and PNC Bank,
              National Association, dated March 29, 1994, is incorporated by reference to Exhibit 8(a) to Post Effective Amendment No. 7 to
              Registrant's Registration Statement on form N-1A, electronically filed on February 27, 1998.



        (b) Amendment No. 1 to the Custodian Services Agreement between Registrant and PNC Bank, National Association, dated March 29, 1994 incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, electronically filed on April 29, 1996.



        (c) Schedule A to the Custodian Services Agreement between Registrant and PNC Bank, National Association on behalf of Schwab Money Market Portfolio and Schwab S&P 500 Portfolio, is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on form N-1A, electronically filed on September 9, 1996.



        (d)   Custodian Agreement dated April 4, 1997, and Amendment and
              Schedule 1 to the Custodian Agreement, dated April 4, 1997, between Registrant, on behalf of Asset Director - High Growth Portfolio, and Morgan Stanley Trust Company is electronically filed herein as Exhibit 8(d).


        (e) Appendix 1, 2 and 3 to the Custodian Agreement on behalf of Schwab MarketTrack Growth Portfolio II, formerly Schwab Asset Director - High Growth Portfolio, is incorporated by reference to Exhibit 8(d) to Post Effective Amendment No. 6 to registrant's registration statement on Form N-1A, electronically filed on April 30, 1997.




        (f) Transfer Agency Agreement between Registrant and Schwab dated March 29, 1994 is incorporated by reference to Exhibit 8(f) to Post Effective Amendment No. 7 to Registrant's Registration Statement on form N-1A, electronically filed on February 27, 1998.




        (g) Schedule B and D to the Transfer Agency Agreement between Registrant and Schwab dated March 29, 1994 is incorporated by reference to Exhibit 8(g) to Post Effective Amendment No. 7 to Registrant's Registration Statement on form N-1A, electronically filed on February 27, 1998.



        (h) Amended Schedules A and C to the Transfer Agency Agreement between Registrant and Schwab dated March 29, 1994 are incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on form N-1A, electronically filed on April 30, 1997.

        (i) Shareholder Service Agreement between Registrant and Schwab dated March 29, 1994 is incorporated by reference to Exhibit 8(i) to Post Effective Amendment No. 7 to Registrant's Registration Statement on form N-1A, electronically filed on February 27, 1998.



        (j) Amended Schedules A and C to the Shareholder Service Agreement between Registrant and Schwab dated March 29, 1994 is incorporated by reference to Exhibit 8(h) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on form N-1A, electronically filed on April 30, 1997.



        (k) Schedule B to the Shareholder Service Agreement between Registrant and Schwab dated March 29, 1994 is incorporated by reference to
              Exhibit 8(k) to Post Effective Amendment No. 7 to Registrant's Registration Statement on form N-1A, electronically filed on February 27, 1998.



        (l) Accounting Services Agreement and Schedule A, B and C between Registrant and SEI Fund Resources, on behalf of Schwab Asset Director - High Growth Portfolio, is incorporated electronically filed herein as Exhibit 8(l).



        (m) Accounting Services Agreement dated March 24, 1994 between Registrant and PNC Bank, Inc., is incorporated by reference to
              Exhibit 8(m) to Post Effective Amendment No. 7 to Registrant's Registration Statement on form N-1A, electronically filed on February 27, 1998.



        (n) Schedule A to the Accounting Services Agreement, and Amendment 1 dated February 5, 1996 between Registrant and PNC Bank, Inc., to be filed by subsequent Amendment.



(9) License Agreement between Registrant and Standard & Poor's Corporation is incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on form N-1A, electronically filed on September 9, 1996.



(10) Opinion and Consent of Ropes & Gray as to legality of the securities being registered is electronically filed herein as
              Exhibit 10.



(11) Consent of Price Waterhouse LLP, Independent Accountants is electronically filed herein as Exhibit 11


(12)          Inapplicable.


(13)    (a)   Purchase Agreement between Registrant and Schwab relating to
              Schwab Money Market Portfolio is incorporated by reference to
              Exhibit 13(a) to Post Effective Amendment No. 7 to Registrant's
              Registration Statement on form N-1A, electronically filed on February 27, 1998.



        (b) Purchase Agreement between Registrant and Schwab relating to Schwab Asset Director(R)-High Growth Portfolio and Schwab S&P 500 Portfolio is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on form N-1A, electronically filed on September 9, 1996.


(14)          Inapplicable.

(15)          Inapplicable.

(16) Performance Calculations for Schwab Money Market Portfolio is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, filed on April 29, 1996.

(17)    (a)   Financial Data Schedule for Schwab Money Market Portfolio is
              electronically filed herein as Exhibit 17(a).



        (b) Financial Data Schedule for Schwab S&P 500 Portfolio is electronically filed herein as Exhibit 17(b).



        (c) Financial Data Schedule for Schwab Asset Director - High Growth Portfolio is electronically filed herein as Exhibit 17(c).


(18)          Inapplicable.


Item 25. Persons Controlled by or under Common Control with Registrant.

         The Charles Schwab Family of Funds ("Schwab Fund Family"), Schwab Investments and Schwab Capital Trust each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"); are advised by the Investment Manager; and employ Schwab as its principal underwriter, transfer agent, and shareholder services agent. As a result, the Schwab Fund Family, Schwab Investments and Schwab Capital Trust may be deemed to be under common control with Registrant.

Item 26. Number of Holders of Registrant's Securities.


         As of April 15, 1998, the number of record holders of Registrant was:



Name of Fund/Class                                     Number of Record Holders
------------------                                     ------------------------
Asset Director - High Growth Portfolio                 4
S&P 500 Portfolio                                      5
Money Market Portfolios                                5


Item 27. Indemnification.

         Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with
         Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Manager.

(a) Information pertaining to business and other connections of Registrant's Investment Manager is hereby incorporated by reference to the section of the Prospectuses captioned "Organization and Management of the Fund" and to the section of the Statements of Additional Information captioned "Management of the Trust." For Schwab Asset Director(R)-High Growth Portfolio, information pertaining to business and other connections of this Fund's sub-adviser is hereby incorporated by reference to the section of its Prospectus captioned "Organization and Management of the Fund" and to the section of the Statement of Additional Information captioned "Management of the Trust."

         Registrant's Investment Manager, Charles Schwab Investment Management, Inc., a Delaware corporation organized in October 1989 to serve as investment manager to the Schwab Family of Funds, also serves as the investment manager to Schwab Investments and Schwab Capital Trust, each an open-end, management investment company. The principal place of business of the Investment Manager is 101 Montgomery Street, San Francisco, California 94104. The only business in which the Investment Manager engages is that of investment manager and administrator to Registrant, the Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and any other investment companies that Schwab may sponsor in the future.

(b) The business, profession, vocation or employment of a substantial nature in which each director and/or executive officer of Schwab and/or the Investment Manager is or has been engaged during the past two fiscal years for his or her own account in the capacity of director, officer, employee, partner or trustee is as follows:


Name and Position
with Registrant                  Name of Company                                    Capacity
----------------                 ---------------                                    --------
Charles R. Schwab,               Charles Schwab & Co., Inc.                         Chairman and Director
Chairman and Trustee
                                 The Charles Schwab Corporation                     Chairman, Co-Chief Executive
                                                                                    Officer and Director

                                 Schwab Holdings, Inc.                              Chairman, Chief Executive
                                                                                    Officer and  Director

                                 Charles Schwab Investment Management, Inc.         Chairman and Director

                                 The Charles Schwab Trust Company                   Chairman and Director

                                 Mayer & Schweitzer, Inc.                           Chairman and Director

                                 Schwab Retirement Plan Services, Inc.              Chairman and Director

                                 Charles Schwab Limited                             Chairman, Chief Executive
                                                                                    Officer and Director

Name and Position
with Registrant                  Name of Company                                    Capacity
----------------                 ---------------                                    --------
                                 Performance Technologies, Inc.                     Chairman and Director

                                 TrustMark, Inc.                                    Chairman and Director

                                 Schwab (SIS) Holdings, Inc. I                      Chairman, Chief Executive
                                                                                    Officer and Director

                                 Schwab International Holdings, Inc.                Chairman, Chief Executive
                                                                                    Officer and Director

                                 The Gap, Inc.                                      Director

                                 Transamerica Corporation                           Director

                                 AirTouch Communications                            Director

                                 Siebel Systems                                     Director

David S. Pottruck                Charles Schwab & Co., Inc.                         Chief Executive Officer,
                                                                                    President, Chief Operating
                                                                                    Officer and Director

                                 The Charles Schwab Corporation                     President, Co-Chief Executive
                                                                                    Officer, Chief Operating
                                                                                    Officer and Director

                                 Schwab Holdings, Inc.                              Director

                                 Schwab Retirement Plan Services, Inc.              Director

                                 Charles Schwab Limited                             Director

                                 Charles Schwab Investment Management, Inc.         Director

                                 Mayer & Schweitzer, Inc.                           Director

                                 Performance Technologies, Inc.                     Director

                                 Schwab (SIS) Holdings, Inc. I                      President, Chief Operating
                                                                                    Officer and Director

                                 Schwab International Holdings, Inc.                President, Chief Operating
                                                                                    Officer and Director

                                 TrustMark, Inc.                                    Director
Steven L. Scheid                 Charles Schwab & Co., Inc.                         Executive Vice President, Chief
                                                                                    Financial Officer and Director

                                 The Charles Schwab Corporation                     Executive Vice President and
                                                                                    Chief Financial Officer

Name and Position
with Registrant                  Name of Company                                    Capacity
----------------                 ---------------                                    --------
                                 Schwab Holdings, Inc.                              Executive Vice President, Chief
                                                                                    Financial Officer and Director

                                 Charles Schwab Investment Management, Inc.         Chief Financial Officer and
                                                                                    Director

                                 The Charles Schwab Trust Company                   Chief Financial Officer and
                                                                                    Director

                                 Charles Schwab Limited                             Finance Officer and Director

                                 Schwab Retirement Plan Services, Inc.              Director

                                 Performance Technologies, Inc.                     Director

                                 Mayer & Schweitzer, Inc.                           Director

                                 Schwab (SIS) Holdings, Inc. I                      Chief Financial Officer and
                                                                                    Director

                                 Schwab International Holdings, Inc.                Chief Financial Officer and
                                                                                    Director

Tom D. Seip                      Charles Schwab & Co., Inc.                         Enterprise President

                                 The Charles Schwab Corporation                     Executive Vice President

                                 Charles Schwab Investment Management, Inc.         Chief Executive Officer

Karen W. Chang                   Charles Schwab & Co., Inc.                         Enterprise President

John P. Coghlan                  Charles Schwab & Co., Inc.                         Enterprise President

                                 The Charles Schwab Corporation                     Executive Vice President

                                 The Charles Schwab Trust Company                   President, Chief Executive
                                                                                    Officer and Director

                                 Schwab Retirement Plan Services, Inc.              Director

Frances Cole,                    Charles Schwab Investment Management, Inc.         Senior Vice President, Chief
Secretary                                                                           Counsel, Chief Compliance Officer
                                                                                    and Assistant Corporate Secretary

Linnet F. Deily                  Charles Schwab & Co., Inc.                         Enterprise President
Christopher V. Dodds             Charles Schwab & Co., Inc.                         Controller and Senior Vice
                                                                                    President

Name and Position
with Registrant                  Name of Company                                    Capacity
----------------                 ---------------                                    --------
                                 The Charles Schwab Corporation                     Controller and Senior Vice
                                                                                    President

Carrie Dwyer                     Charles Schwab & Co., Inc.                         Executive Vice President, General
Corporate Secretary                                                                 Counsel

Wayne W. Fieldsa                 Charles Schwab & Co., Inc.                         Executive Vice President

Lon Gorman                       Charles Schwab & Co., Inc.                         Enterprise President

James M. Hackley                 Charles Schwab & Co., Inc.                         Executive Vice President

Cynthia K. Holbrook              The Charles Schwab Corporation                     Assistant Corporate Secretary

                                 Charles Schwab  & Co., Inc.                        Assistant Corporate Secretary

                                 Charles Schwab Investment Management, Inc.         Corporate Secretary

                                 The Charles Schwab Trust Company                   Assistant Corporate Secretary

                                 Mayer & Schweitzer                                 Secretary

Colleen M. Hummer                Charles Schwab & Co., Inc.                         Senior Vice President

William J. Klipp,                Charles Schwab & Co., Inc.                         Executive Vice President
Trustee, Executive Vice
President and Chief
Operating Officer

                                 Charles Schwab Investment Management, Inc.         President and Chief Operating
                                                                                    Officer

Daniel O. Leemon                 The Charles Schwab Corporation                     Executive Vice President and
                                                                                    Chief Strategy Officer

                                 Charles Schwab & Co., Inc.                         Executive Vice President and
                                                                                    Chief Strategy Officer

Dawn G. Lepore                   Charles Schwab & Co., Inc.                         Executive Vice President and
                                                                                    Chief Information Officer

                                 The Charles Schwab Corporation                     Executive Vice President and
                                                                                    Chief Information Officer

David H. Lui,                    Charles Schwab Investment Management, Inc.         Vice President and Senior Counsel
Assistant Secretary

Susanne D. Lyons                 Charles Schwab & Co., Inc.                         Enterprise President

Amy L. Mauk                      Charles Schwab Investment Management, Inc.         Corporate Counsel
Assistant Secretary

Name and Position
with Registrant                  Name of Company                                    Capacity
----------------                 ---------------                                    --------
Peter J. McIntosh                Charles Schwab & Co., Inc.                         Executive Vice President

Matthew M. O'Toole,              Charles Schwab Investment Management, Inc.         Corporate Counsel
Assistant Secretary

Gideon Sasson                    Charles Schwab & Co., Inc.                         Enterprise President

Karen L. Seaman,                 Charles Schwab Investment Management, Inc.         Corporate Counsel
Assistant Secretary

Leonard Short                    Charles Schwab & Co., Inc.                         Executive Vice President

Lawrence J. Stupski              Charles Schwab & Co., Inc.                         Director until February 1995;
                                                                                    Vice Chairman until August 1994

                                 The Charles Schwab Corporation                     Vice Chairman and Director; Chief
                                                                                    Operating Officer until March 1994

                                 Mayer & Schweitzer, Inc.                           Director until February 1995

                                 The Charles Schwab Trust Company                   Director until December 1996

Tai-Chin Tung,                   Charles Schwab & Co., Inc.                         Vice President
Treasurer and Principal
Financial Officer

                                 Charles Schwab Investment Management, Inc.         Controller

                                 Robertson Stephens Investment Management, Inc.     Controller until 1996

Luis E. Valencia                 Charles Schwab & Co., Inc.                         Executive Vice President and
                                                                                    Chief Administrative Officer

                                 The Charles Schwab Corporation                     Executive Vice President and
                                                                                    Chief Administrative Officer

                                 Commercial Credit Corporation                      Managing Director until February
                                                                                    1994

Stephen B. Ward,                 Charles Schwab Investment Management, Inc.         Senior Vice President and Chief
Senior Vice President and                                                           Investment Officer
Chief Investment Officer






Item 29. Principal Underwriter.


(a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab currently also acts as a principal underwriter for the Schwab Fund Family, Schwab Investments, and Schwab Capital Trust, and intends to act as such for any other investment company which Schwab may sponsor in the future.

(b) See Item 28(b) for information on the officers and directors of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.



(c)       Not applicable.


Item 30. Location of Accounts and Records.


         All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant (transfer agency and shareholder records); Registrant's investment manager and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's custodian and fund accountants, Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York 11201, Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222 and SEI Fund Resources, One Freedom Valley Drive, Oaks Pennsylvania 19456; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's custodian and fund accountant, PNC Bank, National Association/PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (ledgers, receipts, and brokerage orders); or Ropes & Gray, counsel to Registrant, 1301 K Street, N.W., Suite 800 East, Washington, District of Columbia 20005 (minute books, bylaws, and declaration of trust).


Item 31. Management Services.

         Not applicable.

Item 32. Undertakings.


(a) Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other Shareholders as required by Section
         (16) of the 1940 Act.


(b) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Post Effective Amendment No. 8 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, District of Columbia, on this 28th day of April, 1998.

                                    SCHWAB ANNUITY PORTFOLIO

                                    Registrant

                                    Charles R. Schwab*
                                    ------------------
                                    Charles R. Schwab, Chairman

      Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 28th day of April, 1998.

Signature                           Title
---------                           -----
Charles R. Schwab*                  Chairman and Trustee
---------------------------
Charles R. Schwab

Tom Seip*                           President and Trustee
---------------------------
Tom Seip

William J. Klipp*                   Executive Vice President,
---------------------------         Chief Operating Officer and Trustee
William J. Klipp

Donald F. Dorward*                  Trustee
---------------------------
Donald F. Dorward

Robert G. Holmes*                   Trustee
---------------------------
Robert G. Holmes

Donald R. Stephens*                 Trustee
---------------------------
Donald R. Stephens

Michael W. Wilsey*                  Trustee
---------------------------
Michael W. Wilsey

Tai-Chin Tung*                      Treasurer and Principal
---------------------------         Financial Officer
Tai-Chin Tung

*By /s/ Alan G. Priest
    ---------------------------------------
    Alan G. Priest, Attorney-In-Fact pursuant to Powers of Attorney filed previously

                                  EXHIBIT INDEX

EXHIBIT NO.  DOCUMENT DESCRIPTION
-----------  --------------------
8(d)         Custodian Agreement and Amendment and Schedule 1 between
             Registrant and Morgan Stanley Trust company on behalf of
             Schwab MarketTrack Growth Portfolio II, formerly Schwab
             Asset Director High Growth Portfolio.

8(l)         Accounting Services Agreement and Schedule A, B and C between SEI
             Fund Resources and Schwab Capital Trust and Schwab Annuity
             Portfolio

10           Opinion and consent of Ropes & Gray.

11           Consent of Price Waterhouse LLP, Independent Accountants.

17(a)        Financial Data Schedules for Schwab Money Market Portfolio.

17(b)        Financial Data Schedules for Schwab S&P 500 Portfolio.

17(c)        Financial Data Schedules for Schwab MarketTrack Growth
             Portfolio II, formerly Schwab Asset Director High Growth
             Portfolio.